Exhibit 10.7

Securities Purchase Agreement

This Securities Purchase Agreement (this “Agreement”), dated as of May 9, 2022, is entered into by and between Biodesix, Inc., a Delaware corporation (“Company”), and Streeterville Capital, LLC, a Utah limited liability company, its successors and/or assigns (“Investor”).

A. Company and Investor are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder by the United States Securities and Exchange Commission (the “SEC”).

B. Investor desires to purchase and Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, (a) that certain Secured Convertible Promissory Note #1, in the form attached hereto as Exhibit A, in the original principal amount of $16,025,000.00 (“Note #1”), and (b) subject to the satisfaction of the Note #2 Purchase Conditions (as defined below), that certain Secured Convertible Promissory Note #2 in the form attached hereto as Exhibit B, in the original principal amount of $10,250,000.00 (“Note #2,” and together with Note #1, the “Notes”). Each of the Notes shall be convertible into shares of common stock, $0.001 par value per share, of Company (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Note.

C. This Agreement, the Notes, the Security Agreement (as defined below) and all other certificates, documents, agreements, resolutions and instruments delivered to any party under or in connection with this Agreement, as the same may be amended from time to time, are collectively referred to herein as the “Transaction Documents”.

D. For purposes of this Agreement: “Conversion Shares” means all shares of Common Stock issuable upon conversion of all or any portion of the Notes; and “Securities” means the Notes and the Conversion Shares.

NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Investor hereby agree as follows:

1.
Purchase and Sale of Securities.
1.1.
Purchase of Securities. Company shall issue and sell to Investor and Investor shall purchase from Company the Notes. In consideration thereof, Investor shall pay the Purchase Price (as defined below) to Company; provided, however, that Investor’s obligation to deliver the Note #2 Purchase Price (as defined below) is subject to the satisfaction of the following conditions (the “Note #2 Purchase Conditions”): (i) Company shall have satisfied the covenant set forth in Section 4(vii) below; (ii) Company shall have received no less than $5,600,000 in proceeds from the sale (not attributable to Investor or its affiliates) of new equity securities during the period beginning on the First Closing Date and ending on the Second Closing Date (defined below); (iii) on or before the Second Closing Date, Company shall have met or exceeded Revenue Milestone 1 (as defined below); (iv) (a) the aggregate market value of Company’s common stock and any other equity securities held by persons that are not Affiliates of Company on the Second Closing Date shall be greater than or equal to $75,000,000, or (b) received no less than $20,000,000.00 in additional proceeds from the sale (not attributable to Investor or its affiliates) of new equity securities in Company not counting those proceeds set forth in Section 1.1(ii) above (for total proceeds of no less than $25,600,000) during the period beginning on the First Closing Date and ending on the Second Closing Date; (v) as of the Second Closing Date, Company is in good standing with NASDAQ and has not received any notice of non-compliance; (vi) Company shall be current in its payments to Integrated Diagnostics, Inc. (“Indi”), pursuant to that certain Asset Purchase Agreement and Plan of Reorganization, dated as of June 30, 2018 (as may be amended, restated, amended and restated, replace, refinanced, supplemented or otherwise modified from time to time, the “Integrated Diagnostics APA”), by and between the Borrower and Indi; and (vii) no Trigger Events (as defined in the Notes) under either of the Notes shall have occurred and is continuing. Upon satisfaction of the Note #2 Purchase Conditions, Investor shall have a period of three (3) Trading Days (as defined in the Notes) to deliver the Note #2 Purchase Price to Company. For purposes hereof, the term “Revenue Milestone 1” means lung diagnostic revenue, in a minimum amount as disclosed in writing by Company to Investor on May 5, 2022, on that certain spreadsheet titled “Revenue Milestones (Final)”, prior to the First Closing Date for fiscal year 2022, and the term “Revenue Milestone 2” means lung diagnostic revenue, in a minimum amount as disclosed in writing by Company to Investor on May 5, 2022, on that certain spreadsheet titled “Revenue Milestones (Final)”, prior to the First Closing Date for fiscal year 2022.
1.2.
Form of Payment. On the First Closing Date, Investor shall pay the Note #1 Purchase Price to Company via wire transfer of immediately available funds against delivery of the Notes. Upon satisfaction of the Note #2 Purchase Conditions, Investor shall deliver the Note #2 Purchase Price to Company via wire transfer of immediately available funds and Note #2 shall immediately and automatically become a valid and binding obligation of Company upon Investor’s delivery of the Note #2 Purchase Price.
1.3.
Closing. Subject to the satisfaction (or written waiver) of the conditions set forth in Section 5 and Section 6 (as applicable) below, the date of the issuance and sale of Note #1 pursuant to this Agreement (the “First Closing Date”) shall be May 9, 2022, or another mutually agreed upon date. The closing of the purchase and sale of Note #1 pursuant to this Agreement (the “First Closing”) shall occur on the First Closing Date by means of the exchange by email of signed .pdf documents, but shall be deemed for all purposes to have occurred at the offices of Hansen Black Anderson Ashcraft PLLC in Lehi, Utah. Subject to the satisfaction of the conditions set forth in Section 5 and Section 6 (as applicable) below and the satisfaction of the Note #2 Purchase Conditions, the date of the issuance and sale of Note #2 pursuant to this Agreement shall be January 31, 2023 (the “Second Closing Date” and, together with the First Closing Date, the “Closing Dates”, and individually, each a “Closing Date”). If applicable, the closing of the purchase and sale of Note #2 pursuant to this Agreement (the “Second Closing”, together with the First Closing, the “Closings”, and individually, each a “Closing”) shall occur on the Second Closing Date by means of the exchange by email of signed .pdf documents, but shall be deemed for all purposes to have occurred at the offices of Hansen Black Anderson Ashcraft PLLC in Lehi, Utah.
1.4.
Collateral for the Notes. The Notes shall be secured by the collateral to the extent set forth in that certain Security Agreement dated as of the date hereof, by and between Company and Investor in substantially the form as Exhibit C attached hereto (the “Collateral”) listing certain of Company’s assets as security for Company’s obligations under the Transaction Documents (the “Security Agreement”). Investor’s security interest in the Collateral shall be subordinated to that of Silicon Valley Bank, a California corporation (“SVB”), as evidenced by that certain Subordination Agreement by and between SVB and Investor, substantially in the form attached hereto as Exhibit D (the “SVB Subordination Agreement”) until all obligations owing from Company to SVB are indefeasibly satisfied in full in cash. In addition, prior to Closing, Indi will agree to subordinate certain rights to Investor pursuant to a Subordination Agreement substantially in the form hereto as Exhibit E (the “Indi Subordination Agreement”), which Indi Subordination Agreement will be entered into no later than thirty (30) days following the date on which Company shall have satisfied the covenant set forth in Section 4(vii) below. For the avoidance of doubt, notwithstanding anything in the Transaction Documents to the contrary, Company is permitted to (i) make payments to Indi under the Integrated Diagnostics APA and (ii) grant security interests to Indi, subject to the Indi Subordination Agreement.

1.5.
Original Issue Discount; Transaction Expense Amount. Note #1 carries an original issue discount (“OID”) of $1,000,000 (“Note #1 OID”). In addition, Company agrees to pay $25,000.00 to Investor to cover Investor’s legal fees, accounting costs, due diligence, monitoring and other transaction costs incurred in connection with the purchase and sale of the Securities (the “Transaction Expense Amount”), all of which amount is included in the initial principal balance of Note #1. The “Note #1 Purchase Price”, therefore, shall be $15,000,000.00, computed as follows: $16,025,000.00 initial principal balance, less the Note #1 OID, less the Transaction Expense Amount. Note #2 carries an OID of $250,000.00 (the “Note #2 OID”). The “Note 2 Purchase Price” (and together with the Note #1 Purchase Price, the “Purchase Price”), therefore, shall be $10,000,000.00, computed as follows: $10,250,000.00 initial principal balance, less the Note #2 OID. For the avoidance of doubt, the Note #2 OID shall be subject to the Balance Adjustment, as described in Section 1.3 of Note #2.
2.
Investor’s Representations and Warranties. Investor represents and warrants to Company that as of each Closing Date: (i) Investor is a limited liability company duly established, validly existing and in good standing under the laws of the State of Utah and has the requisite power to carry on its business as now being conducted; (ii) has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, and this Agreement has been duly and validly authorized; (iii) this Agreement constitutes a valid and binding agreement of Investor enforceable in accordance with its terms; (iv) Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D of the 1933 Act; (v) Investor acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Securities and that it is able to fend for itself in the transactions contemplated herein, has exercised its independent judgment in evaluating its investment in the Securities, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and has sought such accounting, legal, economic and tax advice as Investor has considered necessary to make an informed investment decision; and (vi) Investor is not (A) a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control (collectively “OFAC Lists”), (B) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List, (C) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (D) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515 or (E) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank.
3.
Company’s Representations and Warranties. Company represents and warrants to Investor that as of each Closing Date: (i) Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted; (ii) Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to do so could not reasonably be expected to have a material adverse effect on the business or operations of Company (a “Material Adverse Effect”); (iii) Company has registered its Common Stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and is obligated to file reports pursuant to Section 13 or Section 15(d) of the 1934 Act; (iv) each of the Transaction Documents and the transactions contemplated hereby and thereby, have been duly and validly authorized by Company and all necessary actions have been taken; (v) this Agreement, the Notes, and the other Transaction Documents have been duly executed and delivered by Company and constitute the valid and binding obligations of Company enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; (vi) the execution and delivery of the Transaction Documents by Company, the issuance of the Securities in accordance with the terms hereof, and the consummation by Company of the other transactions contemplated by the Transaction Documents do not and will not conflict with or result in a breach by Company of any of the terms or provisions of, or constitute a default under (a) Company’s formation documents or bylaws, each as currently in effect, (b) any indenture, mortgage, deed of trust, or other material agreement or instrument to which Company is a party or by which it or any of its properties or assets are bound, including, without limitation, any listing agreement for the Common Stock, or (c) any existing material requirement under applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal, state or foreign regulatory body, administrative agency, or other governmental body having jurisdiction over Company or any of Company’s properties or assets; (vii) no further authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders or any lender of Company is required to be obtained by Company for the issuance of the Securities to Investor or the entering into of the Transaction Documents (except (x) such governmental approvals which have already been obtained and are in full force and effect (or are being obtained substantially concurrently with the issuance of the Notes or as required by the terms of the Transaction Documents) and (y) filings and recordings in respect of the Liens (as defined in the Security Agreement) created pursuant to the applicable Transaction Documents); (viii) none of Company’s filings with the SEC contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, as of the each date made, in light of the circumstances under which they were made, not materially misleading; (ix) Company has filed all reports, schedules, forms, statements and other documents required to be filed by Company with the SEC under the 1934 Act on a timely basis or has received a valid extension of such time of filing and has filed any such report, schedule, form, statement or other document prior to the expiration of any such extension; (x) there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of Company, threatened against or affecting Company before or by any governmental authority or non-governmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect; (xi) Company has not consummated any financing transaction that has not been disclosed in a periodic filing or current report with the SEC under the 1934 Act; (xii) Company is not, nor has it been at any time in the previous twelve (12) months, a “Shell Company,” as such type of “issuer” is described in Rule 144(i)(1) under the 1933 Act; (xiii) with respect to any commissions, placement agent or finder’s fees or similar payments that will or would become due and owing by Company to any person or entity as a result of this Agreement or the transactions contemplated hereby (“Broker Fees”), any such Broker Fees will be made in full compliance with all applicable laws and regulations and only to a person or entity that is a registered investment adviser or registered broker-dealer; (xiv) Investor shall have no obligation with respect to any Broker Fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this subsection that may be due in connection with the transactions contemplated hereby and Company shall indemnify and hold harmless each of Investor, Investor’s employees, officers, directors, stockholders, members, managers, agents, and partners, and their respective affiliates, from and against all claims, losses, damages, costs (including the reasonably and documented out-of-pocket costs of preparation and attorneys’ fees) and expenses suffered in respect of any such claimed Broker Fees; (xv) neither Investor nor any of its officers, directors, stockholders, members, managers, employees, agents or representatives has made any representations or warranties to Company or any of its officers, directors, employees, agents or representatives except as expressly set forth in the Transaction Documents and, in making its decision to enter into the transactions contemplated by the Transaction Documents, Company is not relying on any representation, warranty, covenant or promise of Investor or its officers, directors, members, managers, employees, agents or representatives other than as set forth in the Transaction Documents; (xvi) Company acknowledges that the State of Utah has a reasonable relationship and sufficient contacts to the transactions contemplated by the Transaction Documents and any dispute that may arise related thereto such that the laws and venue of the State of Utah, as set forth more specifically in Section 8.1 below, shall be applicable to the Transaction Documents and the transactions contemplated therein; (xvii) Company acknowledges that Investor is not registered as a ‘dealer’ under the 1934 Act; and (xviii) Company has performed due diligence and background research on Investor and its affiliates and has received and reviewed the due diligence packet provided by Investor. Company, being aware of the matters and legal issues described in subsections (xvii) and (xviii) above, acknowledges and agrees that such matters, or any similar matters, have no bearing on the transactions contemplated by the Transaction Documents and covenants and agrees it will not use any such information or legal theory as a defense to performance of its obligations under the Transaction Documents or in any attempt to avoid, modify, reduce, rescind or void such obligations.
4.
Company Covenants. Until all of Company’s obligations under all of the Transaction Documents are paid and performed in full, or within the timeframes otherwise specifically set forth below, Company will at all times comply with the following covenants: so long as Investor beneficially owns any of the Securities and for at least twenty (20) Trading Days (as defined in the Notes) thereafter, Company will timely file on the applicable deadline all reports required to be filed with the SEC pursuant to Sections 13 or 15(d) of the 1934 Act, and will take all reasonable action under its control to ensure that adequate current public information with respect to Company, as required in accordance with Rule 144 of the 1933 Act, is publicly available, and will not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination; when issued, the Conversion Shares will be duly authorized, validly issued, fully paid for and non-assessable, free and clear of all liens, claims, charges and encumbrances; the Common Stock will be listed or quoted for trading on NYSE or NASDAQ; trading in Company’s Common Stock will not be suspended, halted, chilled, frozen, reach zero bid or otherwise cease trading on Company’s principal trading market; Company will not enter into any agreement or otherwise agree to any covenant, condition, or obligation that locks up, restricts in any way or otherwise prohibits Company: (a) from entering into a variable rate transaction with Investor or any affiliate of Investor, or (b) from issuing Common Stock, preferred stock, warrants, convertible notes, other debt securities, or any other Company securities to Investor or any affiliate of Investor; Company will not make any Restricted Issuances (as defined below) without Investor’s prior written consent, which consent may be granted or withheld in Investor’s sole and absolute discretion; within 9 months following the First Closing Date, Company will repay in full all outstanding obligations under the SVB Loan Agreement (as defined in the Security Agreement) (the “SVB Payoff”), at which time Company shall take all steps necessary to grant Investor a first position security interest in the Collateral (subject to Permitted Liens (as defined in the Security Agreement)); beginning on April 1, 2023, Company shall maintain a minimum liquidity balance of at least $3,000,000.00 (which liquidity balance shall only include cash, cash equivalents and accounts receivable); Company will not accelerate its payment schedule with Indi or pay any portion of the amounts owed to Indi in Common Stock without Investor’s prior written consent, which consent may be granted or withheld in Investor’s sole discretion; Company will not create, own or operate any subsidiaries without Investor’s prior written consent, which consent will not be unreasonably withheld; provided, however, Investor may reasonably refuse to provide its consent to any such action that Investor believes after consultation with Company would detrimentally affect the creditworthiness of Company which determination may be made in Investor’s sole and absolute discretion; and Company hereby grants to Investor a participation right, whereby Investor shall have the right to participate in Investor’s discretion in up to thirty percent (30%) of any equity or debt for borrowed money financing of Company only for so long as the Notes remain outstanding (except for trade payables, bank debt, ATMs, mortgages, leases, asset-backed loans and sales of common stock pursuant to Company’s existing equity facility (the “Equity Line”). In furtherance thereof, should Company seek to raise capital via any equity or debt for borrowed money financing transaction (except for trade payables, bank debt, ATMs or the Equity Line, or pursuant to any public offering), it shall provide Investor not less than five (5) calendar days prior written notice (“Company Notice”) of such proposed financing transaction (“Covered Financing Transaction”), along with material terms and copies of the proposed transaction documents to the extent known or otherwise available at the time of such notice. Investor shall then have up to two (2)

calendar days from Company Notice to elect to purchase up to thirty percent (30%) of the debt or equity securities proposed to be issued in such transaction on terms that are no less favorable to Investor than the terms and conditions offered to any other purchaser of the same securities and acquiring an equal or lesser amount than Investor’s participation amount. Notwithstanding the foregoing, to the extent that is not reasonably practicable for Company to provide Company Notice in accordance with the previous sentence, Company shall promptly provide Investor notice of the Covered Financing Transaction and an opportunity for Investor to participate in a subsequent closing of the Covered Company Transaction, in accordance with the immediately previous sentence. The parties agree that in the event Company breaches the covenant set forth in Section 4(x) above, Investor’s sole and exclusive remedy shall be to receive, as liquidated damages, an amount equal to twenty (20%) of the amount Investor would have been entitled to invest under the participation right. For purposes hereof, the term “Restricted Issuance” means any issuance or incurrence of any debt (except trade payables) or any Company securities that: (a) have or may have conversion rights of any kind, contingent, conditional or otherwise, in which the number of shares that may be issued pursuant to such conversion right varies with the market price of the Common Stock, (b) are or may become convertible into Common Stock (including without limitation convertible debt, warrants or convertible preferred stock), with a conversion price that varies with the market price of the Common Stock, even if such security only becomes convertible following an event of default, the passage of time, or another trigger event or condition, or (c) have a fixed conversion price, exercise price or exchange price that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security (1) due to a change in the market price of Company’s Common Stock since the date of the initial issuance or (2) upon the occurrence of specified or contingent events directly or indirectly related to the business of Company. For avoidance of doubt, the issuance of shares of Common Stock under, pursuant to, in exchange for or in connection with any contract or instrument, whether convertible or not, is deemed a Restricted Issuance for purposes hereof if the number of shares of Common Stock to be issued is based upon or related in any way to the market price of the Common Stock, including, but not limited to, Common Stock issued in connection with a Section 3(a)(9) exchange, a Section 3(a)(10) settlement, or any other similar settlement or exchange. For the further avoidance of doubt, trade payables, ATM facilities, shares issued pursuant to the Equity Line, and shares issued in a public offering, will not be considered Restricted Issuances. For the avoidance of doubt, Company shall be permitted to perform any other actions, not expressly prohibited pursuant to the terms of this Agreement or any other Transaction Document. To the extent Investor participates in any Covered Financing Transaction at a rate less than thirty percent (30%), Investor’s participation rights in any subsequent Covered Financing Transaction shall be at a rate at least equal to ten percent (10%) but less than or equal to the lesser of (i) thirty percent (30%) and (ii) Investor’s actual participation percentage for the most recently completed Covered Financing Transaction.
5.
Conditions to Company’s Obligation to Sell. The obligation of Company hereunder to issue and sell the applicable Securities to Investor at the applicable Closing is subject to the satisfaction, on or before each applicable Closing Date, of each of the following conditions:
5.1.
Investor shall have executed this Agreement and delivered the same to Company.
5.2.
Investor shall have delivered the applicable portion of the Purchase Price to Company in accordance with Section 1.2 above.
5.3.
Investor and SVB shall have executed the SVB Subordination Agreement and, solely with respect to the Second Closing, the Indi Subordination Agreement and Investor shall have delivered the same to Company.
6.
Conditions to Investor’s Obligation to Purchase. The obligation of Investor hereunder to purchase the applicable Securities at the applicable Closing is subject to the satisfaction, on or before each applicable Closing Date, of each of the following conditions, provided that (other than with respect to

Section 6.3) these conditions are for Investor’s sole benefit and may be waived by Investor at any time in its sole discretion:
6.1.
Company shall have executed this Agreement delivered the same to Investor.
6.2.
Solely with respect to the First Closing, Company shall have executed and delivered Note #1 to Investor.
6.3.
Solely with respect to the Second Closing, Company shall have executed and delivered Note #2 to Investor.
6.4.
Concurrently with the First Closing, Company shall have delivered to Investor a fully executed Irrevocable Letter of Instructions to Transfer Agent (the “TA Letter”) substantially in the form attached hereto as Exhibit F acknowledged and agreed to in writing by Company’s transfer agent (the “Transfer Agent”).
6.5.
Concurrently with the First Closing, Company shall have delivered to Investor a fully executed Officer’s Certificate substantially in the form attached hereto as Exhibit G evidencing Company’s approval of the Transaction Documents.
6.6.
Concurrently with the First Closing, Company shall have delivered to Investor a fully executed Share Issuance Resolution substantially in the form attached hereto as Exhibit H to be delivered to the Transfer Agent.
6.7.
With respect to the SVB Subordination Agreement, concurrently with the First Closing, Investor shall have delivered to Investor fully executed copies of the SVB Subordination Agreement, and solely with respect to the Second Closing, the Indi Subordination Agreement.
6.8.
Solely with respect to the Second Closing, Company shall have satisfied the Note #2 Purchase Conditions.
7.
Reservation of Shares. On the date hereof, Company will reserve 37,000,000 shares of Common Stock from its authorized and unissued Common Stock to provide for all issuances of Common Stock under the Note (the “Share Reserve”). Company shall further require the Transfer Agent to hold the shares of Common Stock reserved pursuant to the Share Reserve exclusively for the benefit of Investor and to issue such shares to Investor promptly upon Investor’s delivery of a Redemption Notice under the Notes. Finally, Company shall require the Transfer Agent to issue shares of Common Stock pursuant to the Note to Investor out of its authorized and unissued shares, and not the Share Reserve, to the extent shares of Common Stock have been authorized, but not issued, and are not included in the Share Reserve. The Transfer Agent shall only issue shares out of the Share Reserve to the extent there are no other authorized shares available for issuance and then only with Investor’s written consent.
8.
Miscellaneous. The provisions set forth in this Section 8 shall apply to this Agreement, as well as all other Transaction Documents as if these terms were fully set forth therein; provided, however, that in the event there is a conflict between any provision set forth in this Section 8 and any provision in any other Transaction Document, the provision in such other Transaction Document shall govern.
8.1.
Governing Law; Venue. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction)

that would cause the application of the laws of any jurisdiction other than the State of Utah. Each party consents to and expressly agrees that the exclusive venue of any dispute arising out of or relating to any Transaction Document or the relationship of the parties or their affiliates shall be in Salt Lake County, Utah. For any litigation arising in connection with any of the Transaction Documents (and notwithstanding the terms (specifically including any governing law and venue terms) of any transfer agent services agreement or other agreement between the Transfer Agent and Company, such litigation specifically includes, without limitation any action between or involving Company and the Transfer Agent under the TA Letter or otherwise related to Investor in any way (specifically including, without limitation, any action where Company seeks to obtain an injunction, temporary restraining order, or otherwise prohibit the Transfer Agent from issuing shares of Common Stock to Investor for any reason)), each party hereto hereby (i) consents to and expressly submits to the exclusive personal jurisdiction of any state or federal court sitting in Salt Lake County, Utah, (ii) expressly submits to the exclusive venue of any such court for the purposes hereof, (iii) agrees to not bring any such action (specifically including, without limitation, any action where Company seeks to obtain an injunction, temporary restraining order, or otherwise prohibit the Transfer Agent from issuing shares of Common Stock to Investor for any reason) outside of any state or federal court sitting in Salt Lake County, Utah, and (iv) waives any claim of improper venue and any claim or objection that such courts are an inconvenient forum or any other claim, defense or objection to the bringing of any such proceeding in such jurisdiction or to any claim that such venue of the suit, action or proceeding is improper. Finally, Company covenants and agrees to name Investor as a party in interest in, and provide written notice to Investor in accordance with Section 8.9 below prior to bringing or filing, any action (including without limitation any filing or action against any person or entity that is not a party to this Agreement, including without limitation the Transfer Agent) that is related in any way to the Transaction Documents or any transaction contemplated herein or therein, including without limitation any action brought by Company to enjoin or prevent the issuance of any shares of Common Stock to Investor by the Transfer Agent, and further agrees to timely name Investor as a party to any such action. Company acknowledges that the governing law and venue provisions set forth in this Section 8.1 are material terms to induce Investor to enter into the Transaction Documents and that but for Company’s agreements set forth in this Section 8.1 Investor would not have entered into the Transaction Documents.
8.2.
Specific Performance. Company acknowledges and agrees that Investor may suffer irreparable harm in the event that Company fails to perform any material provision of this Agreement or any of the other Transaction Documents in accordance with its specific terms. It is accordingly agreed that Investor shall be entitled to one or more injunctions to prevent or cure breaches of the provisions of this Agreement or such other Transaction Document and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which Investor may be entitled under the Transaction Documents, at law or in equity. Company specifically agrees that: (a) following an Event of Default (as defined in the Notes) under either Note, Investor shall have the right to seek and receive injunctive relief from a court prohibiting Company from issuing any of its common or preferred stock to any party unless all proceeds from the sale of such common or preferred stock are paid first to SVB until all outstanding obligations to SVB are paid off and then any remaining proceeds to Investor once SVB has been paid in full; and (b) following a breach of Section 4(v) above, Investor shall have the right to seek and receive injunctive relief from a court invalidating such lock-up. Company specifically acknowledges that Investor’s right to obtain specific performance constitutes bargained for leverage and that the loss of such leverage would result in irreparable harm to Investor. For the avoidance of doubt, in the event Investor seeks to obtain an injunction from a court against Company or specific performance of any provision of any Transaction Document, such action shall not be a waiver of any right of Investor under any Transaction Document, at law, or in equity. In the event Company sells common or preferred stock and fails to distribute the proceeds in accordance with clause (a) above within five (5) Trading Days, then Investor shall have the right to seek and receive injunctive relief prohibiting Company from issuing any if its common or preferred stock.

8.3.
Calculation Disputes. In the case of a dispute as to any determination or arithmetic calculation under the Transaction Documents, including without limitation, calculating the Outstanding Balance, Conversion Price, Conversion Shares, or VWAP (as defined in the Notes) (each, a “Calculation”), Company or Investor (as the case may be) shall submit any disputed Calculation via email or facsimile with confirmation of receipt (i) within two (2) Trading Days after receipt of the applicable notice giving rise to such dispute to Company or Investor (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after Investor learned of the circumstances giving rise to such dispute. If Investor and Company are unable to agree upon such Calculation within two (2) Trading Days of such disputed Calculation being submitted to Company or Investor (as the case may be), then Investor will promptly submit via email or facsimile the disputed Calculation to Unkar Systems Inc. (“Unkar Systems”). Investor shall cause Unkar Systems to perform the Calculation and notify Company and Investor of the results no later than ten (10) Trading Days from the time it receives such disputed Calculation. Unkar Systems’ determination of the disputed Calculation shall be binding upon all parties absent demonstrable error. Unkar Systems’ fee for performing such Calculation shall be paid by the incorrect party, or if both parties are incorrect, by the party whose Calculation is furthest from the correct Calculation as determined by Unkar Systems. In the event Company is the losing party, no extension of the Delivery Date (as defined in the Notes) shall be granted and Company shall incur all effects for failing to deliver the applicable shares in a timely manner as set forth in the Transaction Documents. Notwithstanding the foregoing, Investor may, in its sole discretion, designate an independent, reputable investment bank or accounting firm other than Unkar Systems to resolve any such dispute and in such event, all references to “Unkar Systems” herein will be replaced with references to such independent, reputable investment bank or accounting firm so designated by Investor.
8.4.
Tax Treatment. The parties hereto agree that the indebtedness evidenced by the Notes shall be treated as debt for U.S. federal and other applicable income tax purposes. The parties hereto expect that (a) the Notes will not be treated as “contingent payment debt instruments” within the meaning of Section 1275(d) of the Internal Revenue Code of 1986 (the “Code”) and the U.S. Treasury Regulations (the “Regulations) thereunder, including Section 1.1275-4 of the Regulations and (b) solely for purposes of determining the issue price, amount of original issue discount, issue date, and yield to maturity of each Note under Sections 1272 through 1274 of the Code and the Regulations thereunder, the rules of Regulations Section 1.1272-1(c) will be applied by assuming that Investor will exercise the each redemption option described in Section 3.2 of each Note in the Maximum Monthly Redemption Amount (as defined in the Notes) on each Redemption Date (as defined in the Notes) and that Company will pay such amounts in cash, including by treating each Note as retired and reissued if applicable for purposes of making any “subsequent adjustment” (as described in Regulation Section 1.1272-1(c)(6)); provided, however, that notwithstanding the foregoing, the parties may mutually agree to make such determinations in a different manner in accordance with applicable law.
8.5.
Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement. The words “execution,” “signed,” “signature” and words of like import in any Transaction Document shall be deemed to include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “.pdf”, “.tif”, or “.jpg”) and other electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.
8.6.
Headings. The headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

8.7.
Severability. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.
8.8.
Entire Agreement. The Transaction Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of the Transaction Documents merge into the Transaction Documents.
8.9.
Amendments. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by both parties hereto.
8.10.
Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of: (i) the date delivered, if delivered by personal delivery as against written receipt therefor or by email to an executive officer named below or such officer’s successor, or by facsimile (with successful transmission confirmation which is kept by sending party), (ii) the earlier of the date delivered or the third Trading Day after deposit, postage prepaid, in the United States Postal Service by certified mail, or (iii) the earlier of the date delivered or the third Trading Day after mailing by express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by five (5) calendar days’ advance written notice similarly given to each of the other parties hereto):

If to Company:

Biodesix, Inc.
2970 Wilderness Place, Suite 100
Boulder, Colorado 80301

If to Investor:

Streeterville Capital, LLC
303 East Wacker Drive, Suite 1040
Chicago, Illinois 60601

With a copy to (which copy shall not constitute notice):

Hansen Black Anderson Ashcraft PLLC
3051 West Maple Loop Drive, Suite 325
Lehi, Utah 84043

8.11.
Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Company may not assign this Agreement or any rights or obligations under it without Investor’s prior written consent (which may be granted or withheld in Investor’s discretion). Investor has the right, without the consent of or notice to Company, to sell, transfer, assign, negotiate, or grant participation in all or any part of, or any interest in, Investor’s obligations, rights, and benefits under this Agreement and the other Transaction Documents; provided, that so long as an Event of Default (as defined in the Notes) has not occurred and is not continuing, Investor shall endeavor to provide Company contemporaneous notice of any such sale, transfer, assignment, or participation hereunder, but the failure of Investor to provide such notice shall not be deemed a breach of this Agreement by Investor; provided further that, Investor shall only sell, transfer, assign, negotiate, or grant a participation hereunder to a person or entity that will provide Company with a properly completed and executed IRS Form W-9 certifying an exemption from any tax withholding requirements, and on or prior to the date that Investor or any person or entity acquires an interest in the Notes, Investor or such person or entity (as applicable) shall provide Company with a properly completed and executed IRS Form W-9 certifying an exemption from any tax withholding requirements, and any other tax forms, certifications and/or information reasonably requested by Company. Company shall maintain a register for the recordation of the names and addresses of each Investor, and the principal amounts (and stated interest) of the Notes owing to each Investor pursuant to the terms hereof from time to time (the “Register”). Each Investor agrees to notify Company of any transfer of an interest in a Note for recordation in the Register. The entries in the Register shall be conclusive absent manifest error, and Company and each Investor shall treat each person or entity whose name is recorded in the Register pursuant to the terms hereof as an Investor hereunder for all purposes of this Agreement. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and is continuing, Investor shall not assign its interest in the Transaction Documents to any Person who in the reasonable estimation of Investor is (a) a direct competitor of Company, or (b) a vulture fund or distressed debt fund.
8.12.
Survival; Indemnification. All covenants, representations and warranties made in this Agreement shall continue in full force until this Agreement has terminated pursuant to its terms and all obligations have been satisfied. Company agrees to indemnify, defend and hold Investor and its directors, officers, employees, agents, attorneys, or any other Person affiliated with or representing Investor (each, an “Indemnified Person”) harmless against: (i) all obligations, demands, claims, and liabilities (collectively, “Claims”) claimed or asserted by any other party in connection with the transactions contemplated by the Transaction Documents; and (ii) all losses or expenses (including Investor’s Expenses) in any way suffered, incurred, or paid by such Indemnified Person as a result of, following from, consequential to, or arising from transactions between Investor and Company (including reasonable and documented out-of-pocket attorneys’ fees and expenses), except for Claims and/or losses directly caused by such Indemnified Person’s bad faith, gross negligence or willful misconduct.
8.13.
Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
8.14.
Investor’s Rights and Remedies Cumulative. All rights, remedies, and powers conferred in this Agreement and the Transaction Documents are cumulative and not exclusive of any other rights or remedies, and shall be in addition to every other right, power, and remedy that Investor may have, whether specifically granted in this Agreement or any other Transaction Document, or existing at law, in equity, or by statute, and any and all such rights and remedies may be exercised from time to time and as often and in such order as Investor may deem expedient.
8.15.
Attorneys’ Fees and Cost of Collection. In the event any suitor action is filed by either party against the other to interpret or enforce any of the Transaction Documents, the unsuccessful party to such action agrees to pay to the prevailing party all reasonable and documented out-of-pocket costs and expenses, including all reasonable and documented out-of-pocket attorneys’ fees incurred therein, including the same with respect to an appeal. The “prevailing party” shall be the party in whose favor a judgment is entered, regardless of whether judgment is entered on all claims asserted by such party and regardless of the amount of the judgment; or where, due to the assertion of counterclaims, judgments are entered in favor of and against both parties, then the judge shall determine the “prevailing party” by taking into account the relative dollar amounts of the judgments or, if the judgments involve nonmonetary relief, the relative importance and value of such relief. Nothing herein shall restrict or impair a court’s power to award fees and expenses for frivolous or bad faith pleading. If there occurs any bankruptcy, reorganization, receivership of Company or other proceedings affecting Company’s creditors’ rights and involving a claim under the Note; then Company shall pay the reasonable and documented out-of-pocket costs incurred by Investor for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, reasonable and documented out-of-pocket attorneys’ fees, expenses, deposition costs, and disbursements.
8.16.
Waiver. No waiver of any provision of this Agreement shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.
8.17.
Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, COMPANY AND INVESTOR EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE TRANSACTION DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.
8.18.
Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of this Agreement and the other Transaction Documents.
8.19.
Voluntary Agreement. Company has carefully read this Agreement and each of the other Transaction Documents and has asked any questions needed for Company to understand the terms, consequences and binding effect of this Agreement and each of the other Transaction Documents and fully understand them. Company has had the opportunity to seek the advice of an attorney of Company’s choosing, or has waived the right to do so, and is executing this Agreement and each of the other Transaction Documents voluntarily and without any duress or undue influence by Investor or anyone else.
8.20.
Document Imaging. Investor shall be entitled, in its sole discretion, to image or make copies of all or any selection of the agreements, instruments, documents, and items and records governing, arising from or relating to any of Company’s loans, including, without limitation, this Agreement and the other Transaction Documents, and Investor may destroy or archive the paper originals. The parties hereto (i) waive any right to insist or require that Investor produce paper originals, (ii) agree that such images shall be accorded the same force and effect as the paper originals, (iii) agree that Investor is entitled to use such images in lieu of destroyed or archived originals for any purpose, including as admissible evidence in any demand, presentment or other proceedings, and (iv) further agree that any executed facsimile (faxed), scanned, emailed, or other imaged copy of this Agreement or any other Transaction Document shall be deemed to be of the same force and effect as the original manually executed document.
8.21.
Interpretation. Unless otherwise specified or the context otherwise requires, all references in this Agreement or any other Transaction Document to (a) a “Section,” “subsection,” “Exhibit,” “Annex,” or “Schedule” shall refer to the corresponding Section, subsection, Exhibit, Annex, or Schedule in or to this Agreement or the applicable Transaction Document, (b) any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, replace, refinanced, supplemented or otherwise modified and (c) to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned Investor and Company have caused this Agreement to be duly executed as of the date first above written.

INVESTOR:

Streeterville Capital, LLC

By: /s/ John M. Fife

John M. Fife, President

COMPANY:

Biodesix, Inc.

By: /s/ Scott Hutton

Scott Hutton, Chief Executive Officer

ATTACHED EXHIBITS:

Exhibit A
Note #1
Exhibit B
Note #2
Exhibit C
Security Agreement
Exhibit D
SVB Subordination Agreement
Exhibit E
Indi Subordination Agreement
Exhibit F
Irrevocable Transfer Agent Instructions
Exhibit G
Officer’s Certificate
Exhibit H
Share Issuance Resolution

EXHIBIT A

SECURED CONVERTIBLE PROMISSORY NOTE #1

For purposes of sections 1272, 1273, and 1275 of the Internal Revenue Code of 1986, as amended, this note is being issued with an original issue discount. Borrower agrees to provide promptly to the holder of this Note, upon written request, the issue price, amount of original issue discount, issue date, and yield to maturity. Any such written request should be made pursuant to Section 8.9 of the Purchase Agreement (as defined below) pursuant to which this Note was issued.

SECURED CONVERTIBLE PROMISSORY NOTE #1

Effective Date: May 9, 2022 U.S. $16,025,000.00

9.
FOR VALUE RECEIVED, Biodesix, Inc., a Delaware corporation (“Borrower”), promises to pay to Streeterville Capital, LLC, a Utah limited liability company, or its successors or assigns (“Lender”), $16,025,000.00 and any interest, fees, charges, and late fees accrued hereunder on the date that is twenty-four (24) months after the Purchase Price Date (the “Maturity Date”) in accordance with the terms set forth herein and to pay interest on the Outstanding Balance at the rate of six percent (6%) per annum from the Purchase Price Date until the same is paid in full. All interest calculations hereunder shall be computed on the basis of a 360-day year comprised of twelve (12) thirty (30) day months, shall compound daily and shall be payable in accordance with the terms of this Note. This Secured Convertible Promissory Note #1 (this “Note”) is issued and made effective as of the date set forth above (the “Effective Date”). This Note is issued pursuant to that certain Securities Purchase Agreement dated May 9, 2022, as the same may be amended from time to time, by and between Borrower and Lender (the “Purchase Agreement”). Certain capitalized terms used herein are defined in Attachment 1 attached hereto and incorporated herein by this reference.
10.
This Note carries an original issue discount (“OID”) of $1,000,000.00. In addition, Borrower agrees to pay $25,000.00 to Lender to cover Lender’s legal fees, accounting costs, due diligence, monitoring and other transaction costs incurred in connection with the purchase and sale of this Note (the “Transaction Expense Amount”), in an amount equal to $250,000.00, all of which amount is fully earned and included in the initial principal balance of this Note. The purchase price for this Note shall be $15,000,000.00 (the “Purchase Price”), computed as follows: $16,025,000.00 original principal balance, less the OID, less the Transaction Expense Amount. The Purchase Price shall be payable by Lender by wire transfer of immediately available funds.
1.
Payment; Prepayment.
1.1.
Payment. All payments owing hereunder shall be in lawful money of the United States of America or Conversion Shares (as defined below), as provided for herein, and delivered to Lender at the address or bank account furnished to Borrower for that purpose. All payments shall be applied first to (a) costs of collection, if any, then to (b) fees and charges, if any, then to (c) accrued and unpaid interest, and thereafter, to (d) principal.
1.2.
Prepayment. Notwithstanding the foregoing, Borrower shall have the right to prepay all or any portion of the Outstanding Balance (less such portion of the Outstanding Balance for which Borrower has received a Redemption Notice (as defined below) from Lender where the applicable Conversion Shares have not yet been delivered). If Borrower exercises its right to prepay this Note, Borrower shall make payment to Lender of an amount in cash equal to 110% multiplied by the portion of the Outstanding Balance Borrower elects to prepay.

2.
Security. This Note is secured by that certain Security Agreement of even date herewith, as the same may be amended from time to time (the “Security Agreement”), executed by Borrower in favor of Lender encumbering certain of Borrower’s assets, as more specifically set forth in the Security Agreement, all the terms and conditions of which are hereby incorporated into and made a part of this Note.
3.
Redemptions.
3.1.
Redemption Conversion Price. Subject to the adjustments set forth herein, the conversion price for each Redemption Conversion shall be the Redemption Conversion Price.
3.2.
Redemptions. Beginning on the date that is nine (9) months from the Purchase Price Date, Lender shall have the right, exercisable at any time in its sole and absolute discretion, to redeem all or any portion of the Note (such amount, the “Redemption Amount”), up to the Maximum Monthly Redemption Amount, by providing Borrower with a notice substantially in the form attached hereto as Exhibit A (each, a “Redemption Notice”, and each date on which Lender delivers a Redemption Notice, a “Redemption Date”). For the avoidance of doubt, Lender may submit to Borrower one (1) or more Redemption Notices in any given calendar month; provided that the aggregate Redemption Amounts in such calendar month do not exceed the Maximum Monthly Redemption Amount. Payments of each Redemption Amount may be made (a) in cash, or (b) by converting such Redemption Amount into Common Stock (each, a “Redemption Conversion”) per the following formula: the number of Conversion Shares equals the portion of the applicable Redemption Amount being converted divided by the Redemption Conversion Price (the “Conversion Shares”), or (c) by any combination of the foregoing, so long as the cash is delivered to Lender on the third (3rd) Trading Day immediately following the applicable Redemption Date and the Conversion Shares are delivered to Lender on or before the applicable Delivery Date (as defined below). Notwithstanding the foregoing, Borrower will not be entitled to elect a Redemption Conversion with respect to any portion of any applicable Redemption Amount and shall be required to pay the Redemption Amount in cash, if on the applicable Redemption Date there is an Equity Conditions Failure, and such failure is not waived in writing by Lender. Notwithstanding that failure to repay this Note in full by the Maturity Date is a Trigger Event, the Redemption Dates shall continue after the Maturity Date pursuant to this Section 3.2 until the Outstanding Balance is repaid in full. Notwithstanding anything herein to the contrary, in the event Borrower pays any redemption amount in cash, a six percent (6%) exit fee (the “Exit Fee”) shall be applied to such payment. For example, in the event Borrower elects (or is obligated) to pay a $100,000.00 Redemption Amount in cash, Borrower would have to pay $106,000.00 in order to satisfy the payment of such Redemption Amount and have the Outstanding Balance reduced by $100,000.00. Notwithstanding anything to the contrary contained in this Note or the other Transaction Documents, in the event that Borrower cannot effect any partial or complete conversion of this Note because such conversion would cause Lender to beneficially own a number shares of Common Stock that exceeds the Maximum Percentage as set forth in Section 10, the portion of the Redemption Amount paid in cash will not be subject to the Exit Fee, provided that Borrower first delivers the maximum number of Redemption Conversion Shares allowable under the Ownership Limitation.
3.3.
Allocation of Redemption Amounts. Following its receipt of a Redemption Notice, Borrower may either ratify Lender’s proposed allocation in the applicable Redemption Notice or elect to change the allocation by written notice to Lender by email to the officers of Borrower specified in Section 8.9 of the Purchase Agreement within one (1) Trading Day of its receipt of such Redemption Notice, so long as the sum of the cash payments and the amount of Redemption Conversions equal the applicable Redemption Amount. If Borrower fails to notify Lender of its election to change the allocation prior to the deadline set forth in the previous sentence, it shall be deemed to have ratified and accepted the allocation set forth in the applicable Redemption Notice prepared by Lender. Borrower acknowledges and agrees that the amounts and calculations set forth thereon are subject to correction or adjustment because of error, mistake, or any adjustment resulting from an Event of Default or other adjustment permitted under the Transaction Documents (an “Adjustment”). Furthermore, no error or mistake in the preparation of such notices, or failure to apply any Adjustment that could have been applied prior to the preparation of a Redemption Notice may be deemed a waiver of Lender’s right to enforce the terms of any Note, even if such error, mistake, or failure to include an Adjustment arises from Lender’s own calculation in the absence of gross negligence or willful misconduct from Lender. Borrower shall deliver the Conversion Shares from any Redemption Conversion to Lender in accordance with Section 7 below on or before each applicable Delivery Date.
4.
Trigger Events, Defaults and Remedies.
4.1.
Trigger Events. The following are trigger events under this Note (each, a “Trigger Event”): Borrower fails to pay any principal, interest, fees, charges, or any other amount when due and payable hereunder; a receiver, trustee or other similar official shall be appointed over Borrower or a material part of its assets and such appointment shall remain uncontested for twenty (20) days or shall not be dismissed or discharged within sixty (60) days; Borrower becomes insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any; Borrower makes a general assignment for the benefit of creditors; Borrower files a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); an involuntary bankruptcy proceeding is commenced or filed against Borrower and is not dismissed or stayed within forty five (45) days; Borrower fails to observe or perform any covenant set forth in Section 4 of the Purchase Agreement and such failure shall continue for a period of five (5) Trading Days following the date of notice thereof from Lender; the occurrence of a Fundamental Transaction without Lender’s prior written consent (which consent shall not be unreasonably withheld, delayed or conditioned; provided, however Lender may withhold its consent for any Fundamental Transaction that it believes after consultation with Borrower would detrimentally affect Borrower’s creditworthiness which determination of creditworthiness may be made in Lender’s sole and absolute discretion); Borrower fails to establish or maintain the Share Reserve; Borrower fails to deliver any Conversion Shares in accordance with the terms hereof; Borrower defaults or otherwise fails to observe or perform any covenant, obligation, condition or agreement of Borrower contained herein or in any other Transaction Document in any material respect, other than those specifically set forth in this Section 4.1 and Section 4 of the Purchase Agreement and such failure shall continue for a period of ten (10) Trading Days following the date of notice thereof from Lender; any representation, warranty or other statement made or furnished by or on behalf of Borrower to Lender herein, in any Transaction Document, or otherwise in connection with the issuance of this Note is false, incorrect, incomplete or misleading in any material respect when made or furnished; Borrower effectuates a reverse split of its Common Stock without twenty (20) Trading Days prior written notice to Lender; any money judgment, writ or similar process is entered or filed against Borrower or any subsidiary of Borrower or any of its property or other assets for more than $500,000.00, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) calendar days unless otherwise consented to by Lender; Borrower fails to be DWAC Eligible; or under any agreement to which Borrower is a party with a third party or parties, or any default resulting in a right by such third party or parties, whether or not exercised, after giving effect to any grace or notice period, to accelerate the maturity of any Indebtedness in an amount individually or in the aggregate in excess of Five Hundred Thousand Dollars ($500,000).
4.2.
Trigger Event Remedies. At any time following the occurrence and during the continuance of any Trigger Event, Lender may, at its option and following prior written notice to Borrower, increase the Outstanding Balance by applying the Trigger Effect (subject to the limitation set forth below).
4.3.
Defaults. At any time following the occurrence and during the continuance thereof of a Trigger Event, Lender may, at its option, send written notice to Borrower demanding that Borrower cure the Trigger Event within five (5) Trading Days. If Borrower fails to cure the Trigger Event within the required five (5) Trading Day cure period, Lender may, at its option, send written notice to Borrower that the Trigger Event, as of the date of such notice, has become an event of default hereunder (each, an “Event of Default”).

4.4.
Default Remedies. At any time and from time to time following the occurrence and during the continuance of any Event of Default, Lender may accelerate this Note by written notice to Borrower, with the Outstanding Balance becoming immediately due and payable in cash at the Mandatory Default Amount. Notwithstanding the foregoing, upon the occurrence of any Trigger Event described in clauses (b) - (f) of Section 4.1, an Event of Default will be deemed to have occurred and the Outstanding Balance as of the date of the occurrence of such Trigger Event shall become immediately and automatically due and payable in cash at the Mandatory Default Amount, without any written notice required by Lender for the Trigger Event to become an Event of Default. At any time following the occurrence of any Event of Default, upon written notice given by Lender to Borrower, interest shall accrue on the Outstanding Balance beginning on the date the applicable Event of Default occurred at an interest rate equal to the lesser of twelve percent (12%) per annum or the maximum rate permitted under applicable law for the first three (3) months following the occurrence of such Event of Default, and at an interest rate equal to the lesser of fifteen percent (15%) per annum or the maximum rate permitted under applicable law thereafter (“Default Interest”). For the avoidance of doubt, Lender may continue making Redemption Conversions at any time following an Event of Default until such time as the Outstanding Balance is paid in full. In connection with acceleration described herein, Lender need not provide, and Borrower hereby waives, any presentment, demand, protest or other notice of any kind, and Lender may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Lender at any time prior to payment hereunder and Lender shall have all rights as a holder of the Note until such time, if any, as Lender receives full payment pursuant to this Section 4.4. No such rescission or annulment shall affect any subsequent Trigger Event or Event of Default or impair any right consequent thereon. Nothing herein shall limit Lender’s right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to Borrower’s failure to timely deliver Conversion Shares upon Conversion of the Note as required pursuant to the terms hereof.

Notwithstanding the foregoing, for purposes of this Note, if a Trigger Event has been cured by Borrower or waived by Lender or an Event of Default has been waived by Lender, then, unless otherwise agreed to by Lender and Borrower, Lender shall no longer have any rights or remedies granted to it upon the occurrence of a Trigger Event or an Event of Default hereunder (except for any Trigger Effect that has already been applied and will remain in effect).

5.
Unconditional Obligation; No Offset. Borrower acknowledges that this Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower hereby waives any rights of offset it now has or may have hereafter against Lender, its successors and assigns, and agrees to make the payments or Redemption Conversions called for herein in accordance with the terms of this Note.
6.
Waiver. No waiver of any provision of this Note shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.
7.
Method of Conversion Share Delivery. On or before the close of business on the third (3rd) Trading Day following each Redemption Date (the “Delivery Date”), Borrower shall, provided it is DWAC Eligible at such time, such Conversion Shares are eligible for delivery via DWAC, and Lender (or its broker) has initiated a request for delivery of such Conversion Shares via DWAC, deliver or cause its transfer agent to deliver the applicable Conversion Shares electronically via DWAC to the account designated by Lender in the applicable Redemption Notice. If Borrower is not DWAC Eligible or such Conversion Shares are not eligible for delivery via DWAC, it shall cause its transfer agent to issue the applicable Conversion Shares via DRS, registered in the name of Lender or its designee, subject to Lender

(or its broker) providing Borrower’s transfer agent with the applicable legal name, address, and tax identification number of the applicable registered holder. Moreover, and notwithstanding anything to the contrary herein or in any other Transaction Document, in the event Borrower or its transfer agent refuses to deliver any Conversion Shares without a restrictive securities legend to Lender on grounds that such issuance is in violation of Rule 144 under the Securities Act of 1933, as amended (“Rule 144”), Borrower shall deliver or cause its transfer agent to deliver the applicable Conversion Shares to Lender with a restricted securities legend, but otherwise in accordance with the provisions of this Section 7. In conjunction therewith, Borrower will also deliver to Lender a written explanation from its counsel or its transfer agent’s counsel opining as to why the issuance of the applicable Conversion Shares violates Rule 144.
8.
Conversion Delays. If Borrower fails to deliver Conversion Shares by the Delivery Date and Lender (or its broker) has either initiated a request for delivery of such Conversion Shares via DWAC or provided Borrower’s transfer agent with the applicable legal name, address, and tax identification number required for issuance of such Conversion Shares via DRS, Lender may at any time prior to receiving the applicable Conversion Shares rescind in whole or in part such Conversion, with a corresponding increase to the Outstanding Balance (any returned amount will tack back to the Purchase Price Date for purposes of determining the holding period under Rule 144). In addition, for each Conversion, in the event that Conversion Shares are not delivered by the Delivery Date, a late fee equal to 2% of the applicable Conversion Share Value rounded to the nearest multiple of $100.00 but with a floor of $500.00 per day (but in any event the cumulative amount of such late fees for each Conversion shall not exceed 200% of the applicable Conversion Share Value) will be assessed for each day after the Delivery Date until Conversion Share delivery is made; and such late fees will be added to the Outstanding Balance (such fees, the “Conversion Delay Late Fees”).
9.
Issuance Cap. Notwithstanding anything to the contrary contained in this Note or the other Transaction Documents, Borrower and Lender agree that the total cumulative number of shares of Common Stock issued to Lender hereunder and under Note #2, may not exceed the requirements of Nasdaq Listing Rule 5635(d) (“Nasdaq 19.99% Cap”), except that such limitation will not apply following Approval (defined below). Should Borrower desire to issue Redemption Conversion Shares in excess of the Nasdaq 19.99% Cap, Borrower, at its sole discretion, may seek to obtain stockholder approval of the issuance of additional Redemption Conversion Shares, if necessary, in accordance with the requirements of Nasdaq Listing Rule 5635(d), to enable Borrower to issues shares of Common Stock pursuant to this Note and Note #2 (the “Approval”). If Borrower is unable to deliver Redemption Conversion Shares as a result of not obtaining the Approval, then any remaining Outstanding Balance of this Note must be repaid in cash.
10.
Ownership Limitation. Notwithstanding anything to the contrary contained in this Note or the other Transaction Documents, Borrower shall not effect any conversion of this Note to the extent that after giving effect to such conversion would cause Lender (together with its affiliates) to beneficially own a number of shares exceeding 4.99% of the number of shares of Common Stock outstanding on such date (including for such purpose the Common Stock issuable upon such issuance) (the “Maximum Percentage”). For purposes of this section, beneficial ownership of Common Stock will be determined pursuant to Section 13(d) of the 1934 Act. Notwithstanding the forgoing, the term “4.99%” above shall be replaced with “9.99%” at such time as the Market Capitalization is less than $10,000,000.00. Notwithstanding any other provision contained herein, if the term “4.99%” is replaced with “9.99%” pursuant to the preceding sentence, such increase to “9.99%” shall remain at 9.99% until increased, decreased or waived by Lender as set forth below. By written notice to Borrower, Lender may increase, decrease or waive the Maximum Percentage as to itself but any such waiver will not be effective until the 61st day after delivery thereof. The foregoing 61-day notice requirement is enforceable, unconditional and non-waivable and shall apply to all affiliates and assigns of Lender.
11.
Revenue Milestone. In the event that Borrower does not achieve Revenue Milestone 1, the Outstanding Balance will automatically be increased by ten percent (10%), which increase will be effective as of the January 31, 2023. In the event that Borrower achieves Revenue Milestone 1 but not Revenue

Milestone 2, the Outstanding Balance will automatically be increased by five percent (5%), which increase will be effective as of January 31, 2023. For the avoidance of doubt, Borrower’s failure to achieve either Revenue Milestone 1 or Revenue Milestone 2 shall not be considered a Trigger Event.
12.
Opinion of Counsel. In the event that an opinion of counsel is needed for any matter related to this Note, Lender has the right to have any such opinion provided by its counsel.
13.
Governing Law; Venue. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Utah. The provisions set forth in the Purchase Agreement to determine the proper venue for any disputes are incorporated herein by this reference.
14.
Cancellation. After repayment or conversion of the entire Outstanding Balance, this Note shall be deemed paid in full, shall automatically be deemed canceled, and shall not be reissued.
15.
Amendments. The prior written consent of both parties hereto shall be required for any change or amendment to this Note.
16.
Assignments. This Note binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Note or any rights or obligations under it without Lender’s prior written consent (which may be granted or withheld in Lender’s discretion). Lender has the right, without the consent of or notice to Borrower, to sell, transfer, assign, negotiate, or grant participation in all or any part of, or any interest in, Lender’s obligations, rights, and benefits under this Note; provided, that so long as an Event of Default has not occurred and is not continuing, Lender shall endeavor to provide Borrower contemporaneous notice of any such sale, transfer, assignment, or participation hereunder, but the failure of the Investor to provide such notice shall not be deemed a breach of this Note by Borrower; provided further that, Secured Party shall only sell, transfer, assign, negotiate, or grant a participation hereunder to a person or entity that will provide Borrower with a properly completed and executed IRS Form W-9 certifying an exemption from any tax withholding requirements, and on or prior to the date that any person or entity acquires an interest in the Note, such person or entity shall provide Borrower with a properly completed and executed IRS Form W-9 certifying an exemption from any tax withholding requirements, and any other tax forms, certifications and/or information reasonably requested by Borrower. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and is continuing, Lender shall not assign its interest in this Note to any Person who in the reasonable estimation of Lender is (a) a direct competitor of the Company, or (b) a vulture fund or distressed debt fund.
17.
Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with the subsection of the Purchase Agreement titled “Notices.”
18.
Liquidated Damages. Lender and Borrower agree that in the event Borrower fails to comply with any of the terms or provisions of this Note, Lender’s damages would be uncertain and difficult (if not impossible) to accurately estimate because of the parties’ inability to predict future interest rates, future share prices, future trading volumes and other relevant factors. Accordingly, Lender and Borrower agree that any fees, balance adjustments, Default Interest or other charges assessed under this Note are not penalties but instead are intended by the parties to be, and shall be deemed, liquidated damages (under Lender’s and Borrower’s expectations that any such liquidated damages will tack back to the Purchase Price Date for purposes of determining the holding period under Rule 144).
19.
Severability. Each provision of this Note is severable from every other provision in determining the enforceability of any provision.

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IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the Effective Date.

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

Streeterville Capital, LLC

By:

John M. Fife, President

BORROWER:

Biodesix, Inc.

By:

Scott Hutton, Chief Executive Officer

ATTACHMENT 1

DEFINITIONS

Capitalized terms used but not defined in this Note shall have the meanings given to them in the Purchase Agreement or the Security Agreement, as applicable. In addition, for purposes of this Note, the following terms shall have the following meanings:

“Closing Bid Price” and “Closing Trade Price” means the last closing bid price and last closing trade price, respectively, for the Common Stock on its principal market, as reported by Bloomberg, or, if its principal market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of the Common Stock prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if its principal market is not the principal securities exchange or trading market for the Common Stock, the last closing bid price or last trade price, respectively, of the Common Stock on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of the Common Stock in the over-the-counter market on the electronic bulletin board for the Common Stock as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for the Common Stock by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for the Common Stock as reported by OTC Markets Group, Inc., and any successor thereto. If the Closing Bid Price or the Closing Trade Price cannot be calculated for the Common Stock on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Trade Price (as the case may be) of the Common Stock on such date shall be the fair market value as mutually determined by Lender and Borrower. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

“DTC” means the Depository Trust Company or any successor thereto.

“DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer program.

“DWAC” means the DTC’s Deposit/Withdrawal at Custodian system.

“DWAC Eligible” means that (a) Borrower’s Common Stock is eligible at DTC for full services pursuant to DTC’s operational arrangements, including without limitation transfer through DTC’s DWAC system; (b) Borrower has been approved (without revocation) by DTC’s underwriting department; (c) Borrower’s transfer agent is approved as an agent in the DTC/FAST Program; (d) the Conversion Shares are otherwise eligible for delivery via DWAC; and (e) Borrower’s transfer agent does not have a policy prohibiting or limiting delivery of the Conversion Shares via DWAC.

“Equity Conditions Failure” means that any of the following conditions has not been satisfied on any given Redemption Date: (a) with respect to the applicable date of determination all of the Conversion Shares would be (i) registered for trading under applicable federal and state securities laws, (ii) freely tradable under Rule 144, or (iii) otherwise freely tradable without the need for registration under any applicable federal or state securities laws; (b) there are no restrictions in place that would prevent Lender from selling the Conversion Shares; (c) no Trigger Event shall have occurred and be continuing; (d) the average and median daily dollar volume of the Common Stock on its principal market for the previous twenty (20) and two hundred (200) Trading Days shall be greater than $500,000.00; (e) the five (5) day VWAP of the Common Stock is greater than or equal to $1.00; and (f) the Common Stock is trading on Nasdaq or NYSE.

“Fundamental Transaction” means that (a) (i) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, consolidate or merge with or into (whether or not Borrower or any of its subsidiaries is the surviving corporation) any other person or entity, or (ii) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other person or entity, or (iii) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, allow any other person or entity to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of voting stock of Borrower (not including any shares of voting stock of Borrower held by the person or persons making or party to, or associated or affiliated with the persons or entities making or party to, such purchase, tender or exchange offer), or (iv) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other person or entity whereby such other person or entity acquires more than 50% of the outstanding shares of voting stock of Borrower (not including any shares of voting stock of Borrower held by the other persons or entities making or party to, or associated or affiliated with the other persons or entities making or party to, such stock or share purchase agreement or other business combination), or (v) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, reorganize, recapitalize or reclassify the Common Stock, other than an increase in the number of authorized shares of Borrower’s Common Stock, or (b) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding voting stock of Borrower. Notwithstanding the foregoing or anything to the contrary contained in this Note or the other Transaction Documents, the definition of a “Fundamental Transaction” shall not include, nor shall it prohibit Borrower from undertaking, incurring or consummating, any Permitted Indebtedness, Permitted Investment, Permitted Lien, Permitted Transfer, Permitted Restricted Payments, Permitted Restricted Debt Payments, or Permitted Affiliate Transactions.

“Major Trigger Event” means any Trigger Event occurring under Sections 4.1(a) - 4.1(i).

“Mandatory Default Amount” means the Outstanding Balance following the application of the Trigger Effect.

“Maximum Monthly Redemption Amount” means $1,425,000.00 per calendar month.

“Minor Trigger Event” means any Trigger Event that is not a Major Trigger Event.

“Outstanding Balance” means as of any date of determination, the Purchase Price, as reduced or increased, as the case may be, pursuant to the terms hereof for payment, Conversion, offset, or otherwise, the Transaction Expense Amount, the OID, accrued but unpaid interest, collection and enforcements costs (including reasonable and documented out-of-pocket attorneys’ fees) incurred by Lender, transfer, stamp, issuance and similar taxes and fees related to Conversions, and any other fees or charges (including without limitation Conversion Delay Late Fees) incurred under this Note.

“Permitted Affiliate Transaction” means (a) transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than could reasonably be obtained in an arm’s length transaction with a non-affiliated Person, (b) customary compensation and indemnification of, and other employment arrangements approved by Borrower’s board of directors with, directors, officers and employees of Borrower or any of its Subsidiaries in the ordinary course of business, (c) subject to limitations set forth in this Agreement regarding the payment of directors fees, reasonable and customary director, officer and employee compensation (including bonuses and stock option programs) and benefits arrangements, in each case, in the ordinary course of business and approved by the board of directors (or equivalent managing body) (or a committee thereof) of Borrower; and (d) transactions constituting Permitted Restricted Payments, to the extent permitted thereunder

“Permitted Restricted Debt Payment” means (a) any payment on any Subordinated Debt, to the extent permitted under the terms of the subordination, intercreditor or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof, provide for earlier or greater principal, interest, or other payments thereon, or adversely affect the subordination thereof to Secured Obligations owed to Lender.

“Permitted Restricted Payment” means, with respect to the payment of any dividends, or making of any distribution or the payment, redemption, retirement or purchase of any capital stock:

(i) Borrower may convert any of its convertible securities or Subordinated Debt into other securities pursuant to the terms of such convertible securities or Subordinated Debt or otherwise in exchange thereof;

(ii) Borrower or any Subsidiary may pay dividends solely in equity interests of Borrower or Subsidiary, and any Subsidiary may pay cash distributions to Borrower or any other Subsidiary;

(iii) Borrower may repurchase the stock of former employees or consultants pursuant to stock repurchase agreements so long as an Event of Default does not exist at the time of such repurchase and would not exist after giving effect to such repurchase, provided that the aggregate amount of all such repurchases does not exceed One Hundred Thousand Dollars ($100,000) per fiscal year;

(iv) Borrower or any Subsidiary may make cash payments in lieu of fractional shares;

(v) Borrower may purchase, redeem, retire, or otherwise acquire its equity interests with the proceeds received from a substantially concurrent issue of new equity interests, provided that no Event of Default has occurred or would result therefrom;

(vi) Borrower may additionally purchase, redeem, retire, or otherwise acquire its equity interests in an amount necessary to satisfy its obligation under the Integrated Diagnostics APA; or

(vii) Borrower may repurchase from managers, officers or employees pursuant to the terms of share purchase plans, restricted share purchase agreements or other similar agreements in an aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in any fiscal year.

“Purchase Price Date” means the date the Purchase Price is delivered by Lender to Borrower.

“Redemption Conversion Price” means eighty-five percent (85%) multiplied by the lowest daily VWAP during the ten (10) Trading Days immediately preceding the date the applicable Redemption Notice is delivered.

“Trading Day” means any day on which Borrower’s principal market is open for trading.

“Trigger Effect” means multiplying the Outstanding Balance as of the date the applicable Trigger Event occurred by (a) ten percent (10%) for each occurrence of any Major Trigger Event, or (b) five percent (5%) for each occurrence of any Minor Trigger Event, and then adding the resulting product to the Outstanding Balance as of the date the applicable Trigger Event occurred, with the sum of the foregoing then becoming the Outstanding Balance under this Note as of the date the applicable Trigger Event occurred; provided that the Trigger Effect may only be applied three (3) times hereunder with respect to Major Trigger Events and three (3) times hereunder with respect to Minor Trigger Events; and provided further that the Trigger Effect shall not apply to any Trigger Event pursuant to Section 4.1(j) hereof. In the event Lender has applied three (3) Trigger Effects for Major Trigger Events, then any subsequent Major Trigger Events will be considered Minor Trigger Effects for purposes of the Trigger Effect.

“VWAP” means the volume weighted average price of the Common Stock on the principal market for a particular Trading Day or set of Trading Days, as the case may be, as reported by Bloomberg.

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EXHIBIT A

Streeterville Capital, LLC

303 East Wacker Drive, Suite 1040

Chicago, Illinois 60601

Biodesix, Inc. Date:

2970 Wilderness Place, Suite 100

Boulder, Colorado 80301

REDEMPTION NOTICE

The above-captioned Lender hereby gives notice to Biodesix, Inc., a Delaware corporation (the “Borrower”), pursuant to that certain Secured Convertible Promissory Note #1 made by Borrower in favor of Lender on May 9, 2022 (the “Note”), that Lender elects to redeem a portion of the Note in Conversion Shares or in cash as set forth below. In the event of a conflict between this Redemption Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of Redemption Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

REDEMPTION INFORMATION

A. Redemption Date: ____________, 202_

B. Redemption Amount: ____________

C. Portion of Redemption Amount to be Paid in Cash: ____________

D. Portion of Redemption Amount to be Converted into Common Stock: ____________ (B minus C)

E. Redemption Conversion Price: _______________

F. Conversion Shares: _______________ (D divided by E)

G. Remaining Outstanding Balance of Note: ____________ *

* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Transaction Documents (as defined in the Purchase Agreement), the terms of which shall control in the event of any dispute between the terms of this Redemption Notice and such Transaction Documents.

Please transfer the Conversion Shares, if applicable, electronically (via DWAC) to the following account:

Broker: Address:

DTC#:

Account #:

Account Name:

To the extent the Conversion Shares are not able to be delivered to Lender electronically via the DWAC system, deliver all such certificated shares to Lender via reputable overnight courier after receipt of this Redemption Notice (by facsimile transmission or otherwise) to:

_____________________________________

_____________________________________

_____________________________________

Sincerely,

Lender:

Streeterville Capital, LLC

By:

John M. Fife, President

EXHIBIT B

SECURED CONVERTIBLE PROMISSORY NOTE #2

For purposes of sections 1272, 1273, and 1275 of the Internal Revenue Code of 1986, as amended, this note is being issued with an original issue discount. Borrower agrees to provide promptly to the holder of this Note, upon written request, the issue price, amount of original issue discount, issue date, and yield to maturity. Any such written request should be made pursuant to Section 8.9 of the Purchase Agreement (as defined below) pursuant to which this Note was issued

SECURED CONVERTIBLE PROMISSORY NOTE #2

Effective Date: January 31, 2023 U.S. $10,250,000.00

FOR VALUE RECEIVED, Biodesix, Inc., a Delaware corporation (“Borrower”), promises to pay to Streeterville Capital, LLC, a Utah limited liability company, or its successors or assigns (“Lender”), $10,250,000.00 and any interest, fees, charges, and late fees accrued hereunder on the date that is twenty-four (24) months after the Purchase Price Date (the “Maturity Date”) in accordance with the terms set forth herein and to pay interest on the Outstanding Balance at the rate of six percent (6%) per annum from the Purchase Price Date until the same is paid in full. All interest calculations hereunder shall be computed on the basis of a 360-day year comprised of twelve (12) thirty (30) day months, shall compound daily and shall be payable in accordance with the terms of this Note. This Secured Convertible Promissory Note #2 (this “Note”) is issued and made effective as of the date set forth above (the “Effective Date”). This Note is issued pursuant to that certain Securities Purchase Agreement dated May 9, 2022, as the same may be amended from time to time, by and between Borrower and Lender (the “Purchase Agreement”). Certain capitalized terms used herein are defined in Attachment 1 attached hereto and incorporated herein by this reference.

This Note carries an original issue discount (“OID”) of $250,000.00. The purchase price for this Note shall be $10,000,000.00 (the “Purchase Price”), computed as follows: $10,250,000.00 original principal balance, less the OID. The Purchase Price shall be payable by Lender by wire transfer of immediately available funds.

1.
Payment; Prepayment; Balance Adjustment.
1.1.
Payment. All payments owing hereunder shall be in lawful money of the United States of America or Conversion Shares (as defined below), as provided for herein, and delivered to Lender at the address or bank account furnished to Borrower for that purpose. All payments shall be applied first to (a) costs of collection, if any, then to (b) fees and charges, if any, then to (c) accrued and unpaid interest, and thereafter, to (d) principal.
1.2.
Prepayment. Notwithstanding the foregoing, Borrower shall have the right to prepay all or any portion of the Outstanding Balance (less such portion of the Outstanding Balance for which Borrower has received a Redemption Notice (as defined below) from Lender where the applicable Conversion Shares have not yet been delivered). If Borrower exercises its right to prepay this Note, Borrower shall make payment to Lender of an amount in cash equal to 110% multiplied by the portion of the Outstanding Balance Borrower elects to prepay.

1.3.
Balance Adjustment. In the event Borrower fails to achieve Revenue Milestone 2 (as defined in the Purchase Agreement), then on the Purchase Price Date the Outstanding Balance will automatically be increased by $512,500.00.
2.
Security. This Note is secured by that certain Security Agreement of even date herewith, as the same may be amended from time to time (the “Security Agreement”), executed by Borrower in favor of Lender encumbering certain of Borrower’s assets, as more specifically set forth in the Security Agreement, all the terms and conditions of which are hereby incorporated into and made a part of this Note.
3.
Redemptions.
3.1.
Redemption Conversion Price. Subject to the adjustments set forth herein, the conversion price for each Redemption Conversion shall be the Redemption Conversion Price.
3.2.
Redemptions. Beginning on the date that is nine (9) months from the Purchase Price Date, Lender shall have the right, exercisable at any time in its sole and absolute discretion, to redeem all or any portion of the Note (such amount, the “Redemption Amount”), up to the Maximum Monthly Redemption Amount, by providing Borrower with a notice substantially in the form attached hereto as Exhibit A (each, a “Redemption Notice”, and each date on which Lender delivers a Redemption Notice, a “Redemption Date”). For the avoidance of doubt, Lender may submit to Borrower one (1) or more Redemption Notices in any given calendar month; provided that the aggregate Redemption Amounts in such calendar month do not exceed the Maximum Monthly Redemption Amount. Payments of each Redemption Amount may be made (a) in cash, or (b) by converting such Redemption Amount into Common Stock (each, a “Redemption Conversion”) per the following formula: the number of Conversion Shares equals the portion of the applicable Redemption Amount being converted divided by the Redemption Conversion Price (the “Conversion Shares”), or (c) by any combination of the foregoing, so long as the cash is delivered to Lender on the third (3rd) Trading Day immediately following the applicable Redemption Date and the Conversion Shares are delivered to Lender on or before the applicable Delivery Date (as defined below). Notwithstanding the foregoing, Borrower will not be entitled to elect a Redemption Conversion with respect to any portion of any applicable Redemption Amount and shall be required to pay the Redemption Amount in cash, if on the applicable Redemption Date there is an Equity Conditions Failure, and such failure is not waived in writing by Lender. Notwithstanding that failure to repay this Note in full by the Maturity Date is a Trigger Event, the Redemption Dates shall continue after the Maturity Date pursuant to this Section 3.2 until the Outstanding Balance is repaid in full. Notwithstanding anything herein to the contrary, in the event Borrower pays any redemption amount in cash, a six percent (6%) exit fee (the “Exit Fee”) shall be applied to such payment. For example, in the event Borrower elects (or is obligated) to pay a $100,000.00 Redemption Amount in cash, Borrower would have to pay $106,000.00 in order to satisfy the payment of such Redemption Amount and have the Outstanding Balance reduced by $100,000.00. Notwithstanding anything to the contrary contained in this Note or the other Transaction Documents, in the event that Borrower cannot effect any partial or complete conversion of this Note because such conversion would cause Lender to beneficially own a number shares of Common Stock that exceeds the Maximum Percentage as set forth in Section 10, the portion of the Redemption Amount paid in cash will not be subject to the Exit Fee, provided that Borrower first delivers the maximum number of Redemption Conversion Shares allowable under the Ownership Limitation.
3.3.
Allocation of Redemption Amounts. Following its receipt of a Redemption Notice, Borrower may either ratify Lender’s proposed allocation in the applicable Redemption Notice or elect to change the allocation by written notice to Lender by email to the officers of Borrower specified in Section 8.9 of the Purchase Agreement within one (1) Trading Day of its receipt of such Redemption Notice, so long as the sum of the cash payments and the amount of Redemption Conversions equal the applicable Redemption Amount. If Borrower fails to notify Lender of its election to change the allocation prior to the deadline set forth in the previous sentence, it shall be deemed to have ratified and accepted the allocation set forth in the applicable Redemption Notice prepared by Lender. Borrower acknowledges and agrees that the amounts and calculations set forth thereon are subject to correction or adjustment because of error, mistake, or any adjustment resulting from an Event of Default or other adjustment permitted under the Transaction Documents (an “Adjustment”). Furthermore, no error or mistake in the preparation of such notices, or failure to apply any Adjustment that could have been applied prior to the preparation of a Redemption Notice may be deemed a waiver of Lender’s right to enforce the terms of any Note, even if such error, mistake, or failure to include an Adjustment arises from Lender’s own calculation in the absence of gross negligence or willful misconduct from Lender. Borrower shall deliver the Conversion Shares from any Redemption Conversion to Lender in accordance with Section 7 below on or before each applicable Delivery Date.
4.
Trigger Events, Defaults and Remedies.
4.1.
Trigger Events. The following are trigger events under this Note (each, a “Trigger Event”): Borrower fails to pay any principal, interest, fees, charges, or any other amount when due and payable hereunder; a receiver, trustee or other similar official shall be appointed over Borrower or a material part of its assets and such appointment shall remain uncontested for twenty (20) days or shall not be dismissed or discharged within sixty (60) days; Borrower becomes insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any; Borrower makes a general assignment for the benefit of creditors; Borrower files a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); an involuntary bankruptcy proceeding is commenced or filed against Borrower and is not dismissed or stayed within forty five (45) days; Borrower fails to observe or perform any covenant set forth in Section 4 of the Purchase Agreement and such failure shall continue for a period of five (5) Trading Days following the date of notice thereof from Lender; the occurrence of a Fundamental Transaction without Lender’s prior written consent (which consent shall not be unreasonably withheld, delayed or conditioned; provided, however Lender may withhold its consent for any Fundamental Transaction that it believes after consultation with Borrower would detrimentally affect Borrower’s creditworthiness which determination of creditworthiness may be made in Lender’s sole and absolute discretion); Borrower fails to establish or maintain the Share Reserve; Borrower fails to deliver any Conversion Shares in accordance with the terms hereof; Borrower defaults or otherwise fails to observe or perform any covenant, obligation, condition or agreement of Borrower contained herein or in any other Transaction Document in any material respect, other than those specifically set forth in this Section 4.1 and Section 4 of the Purchase Agreement and such failure shall continue for a period of ten (10) Trading Days following the date of notice thereof from Lender; any representation, warranty or other statement made or furnished by or on behalf of Borrower to Lender herein, in any Transaction Document, or otherwise in connection with the issuance of this Note is false, incorrect, incomplete or misleading in any material respect when made or furnished; Borrower effectuates a reverse split of its Common Stock without twenty (20) Trading Days prior written notice to Lender; any money judgment, writ or similar process is entered or filed against Borrower or any subsidiary of Borrower or any of its property or other assets for more than $500,000.00, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) calendar days unless otherwise consented to by Lender; Borrower fails to be DWAC Eligible; or under any agreement to which Borrower is a party with a third party or parties, or any default resulting in a right by such third party or parties, whether or not exercised, after giving effect to any grace or notice period, to accelerate the maturity of any Indebtedness in an amount individually or in the aggregate in excess of Five Hundred Thousand Dollars ($500,000).
4.2.
Trigger Event Remedies. At any time following the occurrence and during the continuance of any Trigger Event, Lender may, at its option and following prior written notice to Borrower, increase the Outstanding Balance by applying the Trigger Effect (subject to the limitation set forth below).
4.3.
Defaults. At any time following the occurrence and during the continuance thereof of a Trigger Event, Lender may, at its option, send written notice to Borrower demanding that Borrower cure the Trigger Event within five (5) Trading Days. If Borrower fails to cure the Trigger Event within the required five (5) Trading Day cure period, Lender may, at its option, send written notice to Borrower that the Trigger Event, as of the date of such notice, has become an event of default hereunder (each, an “Event of Default”).
4.4.
Default Remedies. At any time and from time to time following the occurrence and during the continuance of any Event of Default, Lender may accelerate this Note by written notice to Borrower, with the Outstanding Balance becoming immediately due and payable in cash at the Mandatory Default Amount. Notwithstanding the foregoing, upon the occurrence of any Trigger Event described in clauses (b) - (f) of Section 4.1, an Event of Default will be deemed to have occurred and the Outstanding Balance as of the date of the occurrence of such Trigger Event shall become immediately and automatically due and payable in cash at the Mandatory Default Amount, without any written notice required by Lender for the Trigger Event to become an Event of Default. At any time following the occurrence of any Event of Default, upon written notice given by Lender to Borrower, interest shall accrue on the Outstanding Balance beginning on the date the applicable Event of Default occurred at an interest rate equal to the lesser of twelve percent (12%) per annum or the maximum rate permitted under applicable law for the first three (3) months following the occurrence of such Event of Default, and at an interest rate equal to the lesser of fifteen percent (15%) per annum or the maximum rate permitted under applicable law thereafter (“Default Interest”). For the avoidance of doubt, Lender may continue making Redemption Conversions at any time following an Event of Default until such time as the Outstanding Balance is paid in full. In connection with acceleration described herein, Lender need not provide, and Borrower hereby waives, any presentment, demand, protest or other notice of any kind, and Lender may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Lender at any time prior to payment hereunder and Lender shall have all rights as a holder of the Note until such time, if any, as Lender receives full payment pursuant to this Section 4.4. No such rescission or annulment shall affect any subsequent Trigger Event or Event of Default or impair any right consequent thereon. Nothing herein shall limit Lender’s right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to Borrower’s failure to timely deliver Conversion Shares upon Conversion of the Note as required pursuant to the terms hereof.

Notwithstanding the foregoing, for purposes of this Note, if a Trigger Event has been cured by Borrower or waived by Lender or an Event of Default has been waived by Lender, then, unless otherwise agreed to by Lender and Borrower, Lender shall no longer have any rights or remedies granted to it upon the occurrence of a Trigger Event or an Event of Default hereunder (except for any Trigger Effect that has already been applied and will remain in effect).

5.
Unconditional Obligation; No Offset. Borrower acknowledges that this Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower hereby waives any rights of offset it now has or may have hereafter against Lender, its successors and assigns, and agrees to make the payments or Redemption Conversions called for herein in accordance with the terms of this Note.
6.
Waiver. No waiver of any provision of this Note shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.
7.
Method of Conversion Share Delivery. On or before the close of business on the third (3rd) Trading Day following each Redemption Date (the “Delivery Date”), Borrower shall, provided it is DWAC Eligible at such time, such Conversion Shares are eligible for delivery via DWAC, and Lender (or its broker) has initiated a request for delivery of such Conversion Shares via DWAC, deliver or cause its transfer agent to deliver the applicable Conversion Shares electronically via DWAC to the account designated by Lender in the applicable Redemption Notice. If Borrower is not DWAC Eligible or such Conversion Shares are not eligible for delivery via DWAC, it shall cause its transfer agent to issue the applicable Conversion Shares via DRS, registered in the name of Lender or its designee, subject to Lender (or its broker) providing Borrower’s transfer agent with the applicable legal name, address, and tax identification number of the applicable registered holder. Moreover, and notwithstanding anything to the contrary herein or in any other Transaction Document, in the event Borrower or its transfer agent refuses to deliver any Conversion Shares without a restrictive securities legend to Lender on grounds that such issuance is in violation of Rule 144 under the Securities Act of 1933, as amended (“Rule 144”), Borrower shall deliver or cause its transfer agent to deliver the applicable Conversion Shares to Lender with a restricted securities legend, but otherwise in accordance with the provisions of this Section 7. In conjunction therewith, Borrower will also deliver to Lender a written explanation from its counsel or its transfer agent’s counsel opining as to why the issuance of the applicable Conversion Shares violates Rule 144.
8.
Conversion Delays. If Borrower fails to deliver Conversion Shares by the Delivery Date and Lender (or its broker) has either initiated a request for delivery of such Conversion Shares via DWAC or provided Borrower’s transfer agent with the applicable legal name, address, and tax identification number required for issuance of such Conversion Shares via DRS, Lender may at any time prior to receiving the applicable Conversion Shares rescind in whole or in part such Conversion, with a corresponding increase to the Outstanding Balance (any returned amount will tack back to the Purchase Price Date for purposes of determining the holding period under Rule 144). In addition, for each Conversion, in the event that Conversion Shares are not delivered by the Delivery Date, a late fee equal to 2% of the applicable Conversion Share Value rounded to the nearest multiple of $100.00 but with a floor of $500.00 per day (but in any event the cumulative amount of such late fees for each Conversion shall not exceed 200% of the applicable Conversion Share Value) will be assessed for each day after the Delivery Date until Conversion Share delivery is made; and such late fees will be added to the Outstanding Balance (such fees, the “Conversion Delay Late Fees”).
9.
Issuance Cap. Notwithstanding anything to the contrary contained in this Note or the other Transaction Documents, Borrower and Lender agree that the total cumulative number of shares of Common Stock issued to Lender hereunder and under Note #1, may not exceed the requirements of Nasdaq Listing Rule 5635(d) (“Nasdaq 19.99% Cap”), except that such limitation will not apply following Approval (defined below). Should Borrower desire to issue Redemption Conversion Shares in excess of the Nasdaq 19.99% Cap, Borrower, at its sole discretion, may seek to obtain stockholder approval of the issuance of additional Redemption Conversion Shares, if necessary, in accordance with the requirements of Nasdaq Listing Rule 5635(d), to enable Borrower to issues shares of Common Stock pursuant to this Note and Note #1 (the “Approval”). If Borrower is unable to deliver Redemption Conversion Shares as a result of not obtaining the Approval, then any remaining Outstanding Balance of this Note must be repaid in cash.
10.
Ownership Limitation. Notwithstanding anything to the contrary contained in this Note or the other Transaction Documents, Borrower shall not effect any conversion of this Note to the extent that after giving effect to such conversion would cause Lender (together with its affiliates) to beneficially own a number of shares exceeding 4.99% of the number of shares of Common Stock outstanding on such date (including for such purpose the Common Stock issuable upon such issuance) (the “Maximum Percentage”). For purposes of this section, beneficial ownership of Common Stock will be determined pursuant to Section 13(d) of the 1934 Act. Notwithstanding the forgoing, the term “4.99%” above shall be replaced with “9.99%” at such time as the Market Capitalization is less than $10,000,000.00. Notwithstanding any other provision contained herein, if the term “4.99%” is replaced with “9.99%” pursuant to the preceding sentence, such increase to “9.99%” shall remain at 9.99% until increased, decreased or waived by Lender as set forth below. By written notice to Borrower, Lender may increase, decrease or waive the Maximum Percentage as to itself but any such waiver will not be effective until the

61st day after delivery thereof. The foregoing 61-day notice requirement is enforceable, unconditional and non-waivable and shall apply to all affiliates and assigns of Lender.
11.
Opinion of Counsel. In the event that an opinion of counsel is needed for any matter related to this Note, Lender has the right to have any such opinion provided by its counsel.
12.
Governing Law; Venue. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Utah. The provisions set forth in the Purchase Agreement to determine the proper venue for any disputes are incorporated herein by this reference.
13.
Cancellation. After repayment or conversion of the entire Outstanding Balance, this Note shall be deemed paid in full, shall automatically be deemed canceled, and shall not be reissued.
14.
Amendments. The prior written consent of both parties hereto shall be required for any change or amendment to this Note.
15.
Assignments. This Note binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Note or any rights or obligations under it without Lender’s prior written consent (which may be granted or withheld in Lender’s discretion). Lender has the right, without the consent of or notice to Borrower, to sell, transfer, assign, negotiate, or grant participation in all or any part of, or any interest in, Lender’s obligations, rights, and benefits under this Note; provided, that so long as an Event of Default has not occurred and is not continuing, Lender shall endeavor to provide Borrower contemporaneous notice of any such sale, transfer, assignment, or participation hereunder, but the failure of the Investor to provide such notice shall not be deemed a breach of this Note by Borrower; provided further that, Secured Party shall only sell, transfer, assign, negotiate, or grant a participation hereunder to a person or entity that will provide Borrower with a properly completed and executed IRS Form W-9 certifying an exemption from any tax withholding requirements, and on or prior to the date that any person or entity acquires an interest in the Note, such person or entity shall provide Borrower with a properly completed and executed IRS Form W-9 certifying an exemption from any tax withholding requirements, and any other tax forms, certifications and/or information reasonably requested by Borrower. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and is continuing, Lender shall not assign its interest in this Note to any Person who in the reasonable estimation of Lender is (a) a direct competitor of the Company, or (b) a vulture fund or distressed debt fund.
16.
Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with the subsection of the Purchase Agreement titled “Notices.”
17.
Liquidated Damages. Lender and Borrower agree that in the event Borrower fails to comply with any of the terms or provisions of this Note, Lender’s damages would be uncertain and difficult (if not impossible) to accurately estimate because of the parties’ inability to predict future interest rates, future share prices, future trading volumes and other relevant factors. Accordingly, Lender and Borrower agree that any fees, balance adjustments, Default Interest or other charges assessed under this Note are not penalties but instead are intended by the parties to be, and shall be deemed, liquidated damages (under Lender’s and Borrower’s expectations that any such liquidated damages will tack back to the Purchase Price Date for purposes of determining the holding period under Rule 144).
18.
Severability. Each provision of this Note is severable from every other provision in determining the enforceability of any provision.

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IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the Effective Date.

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

Streeterville Capital, LLC

By:

John M. Fife, President

BORROWER:

Biodesix, Inc.

By:

Scott Hutton, Chief Executive Officer

ATTACHMENT 1

DEFINITIONS

Capitalized terms used but not defined in this Note shall have the meanings given to them in the Purchase Agreement, the Security Agreement, or Note #1, as applicable. In addition, for purposes of this Note, the following terms shall have the following meanings:

“Closing Bid Price” and “Closing Trade Price” means the last closing bid price and last closing trade price, respectively, for the Common Stock on its principal market, as reported by Bloomberg, or, if its principal market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of the Common Stock prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if its principal market is not the principal securities exchange or trading market for the Common Stock, the last closing bid price or last trade price, respectively, of the Common Stock on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of the Common Stock in the over-the-counter market on the electronic bulletin board for the Common Stock as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for the Common Stock by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for the Common Stock as reported by OTC Markets Group, Inc., and any successor thereto. If the Closing Bid Price or the Closing Trade Price cannot be calculated for the Common Stock on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Trade Price (as the case may be) of the Common Stock on such date shall be the fair market value as mutually determined by Lender and Borrower. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

“DTC” means the Depository Trust Company or any successor thereto.

“DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer program.

“DWAC” means the DTC’s Deposit/Withdrawal at Custodian system.

“DWAC Eligible” means that (a) Borrower’s Common Stock is eligible at DTC for full services pursuant to DTC’s operational arrangements, including without limitation transfer through DTC’s DWAC system; (b) Borrower has been approved (without revocation) by DTC’s underwriting department; (c) Borrower’s transfer agent is approved as an agent in the DTC/FAST Program; (d) the Conversion Shares are otherwise eligible for delivery via DWAC; and (e) Borrower’s transfer agent does not have a policy prohibiting or limiting delivery of the Conversion Shares via DWAC.

“Equity Conditions Failure” means that any of the following conditions has not been satisfied on any given Redemption Date: (a) with respect to the applicable date of determination all of the Conversion Shares would be (i) registered for trading under applicable federal and state securities laws, (ii) freely tradable under Rule 144, or (iii) otherwise freely tradable without the need for registration under any applicable federal or state securities laws; (b) there are no restrictions in place that would prevent Lender from selling the Conversion Shares; (c) no Trigger Event shall have occurred and be continuing; (d) the average and median daily dollar volume of the Common Stock on its principal market for the previous twenty (20) and two hundred (200) Trading Days shall be greater than $500,000.00; (e) the five (5) day VWAP of the Common Stock is greater than or equal to $1.00; and (f) the Common Stock is trading on Nasdaq or NYSE.

“Fundamental Transaction” means that (a) (i) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, consolidate or merge with or into (whether or not Borrower or any of its subsidiaries is the surviving corporation) any other person or entity, or (ii) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other person or entity, or (iii) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, allow any other person or entity to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of voting stock of Borrower (not including any shares of voting stock of Borrower held by the person or persons making or party to, or associated or affiliated with the persons or entities making or party to, such purchase, tender or exchange offer), or (iv) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other person or entity whereby such other person or entity acquires more than 50% of the outstanding shares of voting stock of Borrower (not including any shares of voting stock of Borrower held by the other persons or entities making or party to, or associated or affiliated with the other persons or entities making or party to, such stock or share purchase agreement or other business combination), or (v) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, reorganize, recapitalize or reclassify the Common Stock, other than an increase in the number of authorized shares of Borrower’s Common Stock, or (b) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding voting stock of Borrower. Notwithstanding the foregoing or anything to the contrary contained in this Note or the other Transaction Documents, the definition of a “Fundamental Transaction” shall not include, nor shall it prohibit Borrower from undertaking, incurring or consummating, any Permitted Indebtedness, Permitted Investment, Permitted Lien, Permitted Transfer, Permitted Restricted Payments, Permitted Restricted Debt Payments, or Permitted Affiliate Transactions.

“Major Trigger Event” means any Trigger Event occurring under Sections 4.1(a) - 4.1(i).

“Mandatory Default Amount” means the Outstanding Balance following the application of the Trigger Effect.

“Maximum Monthly Redemption Amount” means $950,000.00 per calendar month.

“Minor Trigger Event” means any Trigger Event that is not a Major Trigger Event.

“Outstanding Balance” means as of any date of determination, the Purchase Price, as reduced or increased, as the case may be, pursuant to the terms hereof for payment, Conversion, offset, or otherwise, the OID, accrued but unpaid interest, collection and enforcements costs (including reasonable and documented out-of-pocket attorneys’ fees) incurred by Lender, transfer, stamp, issuance and similar taxes and fees related to Conversions, and any other fees or charges (including without limitation Conversion Delay Late Fees) incurred under this Note.

“Permitted Affiliate Transaction” means (a) transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than could reasonably be obtained in an arm’s length transaction with a non-affiliated Person, (b) customary compensation and indemnification of, and other employment arrangements approved by Borrower’s board of directors with, directors, officers and employees of Borrower or any of its Subsidiaries in the ordinary course of business, (c) subject to limitations set forth in this Agreement regarding the payment of directors fees, reasonable and customary director, officer and employee compensation (including bonuses and stock option programs) and benefits arrangements, in each case, in the ordinary course of business and approved by the board of directors (or equivalent managing body) (or a committee thereof) of Borrower; and (d) transactions constituting Permitted Restricted Payments, to the extent permitted thereunder

“Permitted Restricted Debt Payment” means (a) any payment on any Subordinated Debt, to the extent permitted under the terms of the subordination, intercreditor or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof, provide for earlier or greater principal, interest, or other payments thereon, or adversely affect the subordination thereof to Secured Obligations owed to Lender.

“Permitted Restricted Payment” means, with respect to the payment of any dividends, or making of any distribution or the payment, redemption, retirement or purchase of any capital stock:

(i) Borrower may convert any of its convertible securities or Subordinated Debt into other securities pursuant to the terms of such convertible securities or Subordinated Debt or otherwise in exchange thereof;

(ii) Borrower or any Subsidiary may pay dividends solely in equity interests of Borrower or Subsidiary, and any Subsidiary may pay cash distributions to Borrower or any other Subsidiary;

(iii) Borrower may repurchase the stock of former employees or consultants pursuant to stock repurchase agreements so long as an Event of Default does not exist at the time of such repurchase and would not exist after giving effect to such repurchase, provided that the aggregate amount of all such repurchases does not exceed One Hundred Thousand Dollars ($100,000) per fiscal year;

(iv) Borrower or any Subsidiary may make cash payments in lieu of fractional shares;

(v) Borrower may purchase, redeem, retire, or otherwise acquire its equity interests with the proceeds received from a substantially concurrent issue of new equity interests, provided that no Event of Default has occurred or would result therefrom;

(vi) Borrower may additionally purchase, redeem, retire, or otherwise acquire its equity interests in an amount necessary to satisfy its obligation under the Integrated Diagnostics APA; or

(vii) Borrower may repurchase from managers, officers or employees pursuant to the terms of share purchase plans, restricted share purchase agreements or other similar agreements in an aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in any fiscal year.

“Purchase Price Date” means the date the Purchase Price is delivered by Lender to Borrower.

“Redemption Conversion Price” means eighty-five percent (85%) multiplied by the lowest daily VWAP during the ten (10) Trading Days immediately preceding the date the applicable Redemption Notice is delivered.

“Trading Day” means any day on which Borrower’s principal market is open for trading.

“Trigger Effect” means multiplying the Outstanding Balance as of the date the applicable Trigger Event occurred by (a) ten percent (10%) for each occurrence of any Major Trigger Event, or (b) five percent (5%) for each occurrence of any Minor Trigger Event, and then adding the resulting product to the Outstanding Balance as of the date the applicable Trigger Event occurred, with the sum of the foregoing then becoming the Outstanding Balance under this Note as of the date the applicable Trigger Event occurred; provided that the Trigger Effect may only be applied three (3) times hereunder with respect to Major Trigger Events and three (3) times hereunder with respect to Minor Trigger Events; and provided further that the Trigger Effect shall not apply to any Trigger Event pursuant to Section 4.1(j) hereof. In the event Lender has applied three (3) Trigger Effects for Major Trigger Events, then any subsequent Major Trigger Events will be considered Minor Trigger Effects for purposes of the Trigger Effect.

“VWAP” means the volume weighted average price of the Common Stock on the principal market for a particular Trading Day or set of Trading Days, as the case may be, as reported by Bloomberg.

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EXHIBIT A

Streeterville Capital, LLC

303 East Wacker Drive, Suite 1040

Chicago, Illinois 60601

Biodesix, Inc. Date:

2970 Wilderness Place, Suite 100

Boulder, Colorado 80301

REDEMPTION NOTICE

The above-captioned Lender hereby gives notice to Biodesix, Inc., a Delaware corporation (the “Borrower”), pursuant to that certain Secured Convertible Promissory Note #2 made by Borrower in favor of Lender on January 31, 2023 (the “Note”), that Lender elects to redeem a portion of the Note in Conversion Shares or in cash as set forth below. In the event of a conflict between this Redemption Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of Redemption Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

REDEMPTION INFORMATION

A. Redemption Date: ____________, 202_

B. Redemption Amount: ____________

C. Portion of Redemption Amount to be Paid in Cash: ____________

D. Portion of Redemption Amount to be Converted into Common Stock: ____________ (B minus C)

E. Redemption Conversion Price: _______________

F. Conversion Shares: _______________ (D divided by E)

G. Remaining Outstanding Balance of Note: ____________ *

* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Transaction Documents (as defined in the Purchase Agreement), the terms of which shall control in the event of any dispute between the terms of this Redemption Notice and such Transaction Documents.

Please transfer the Conversion Shares, if applicable, electronically (via DWAC) to the following account:

Broker: Address:

DTC#:

Account #:

Account Name:

To the extent the Conversion Shares are not able to be delivered to Lender electronically via the DWAC system, deliver all such certificated shares to Lender via reputable overnight courier after receipt of this Redemption Notice (by facsimile transmission or otherwise) to:

_____________________________________

_____________________________________

_____________________________________

Sincerely,

Lender:

Streeterville Capital, LLC

By:

John M. Fife, President

EXHIBIT C

SECURITY AGREEMENT

Security Agreement

This Security Agreement (this “Agreement”), dated as of April __, 2022, is executed by Biodesix, Inc., a Delaware corporation (“Debtor”), in favor of Streeterville Capital, LLC, a Utah limited liability company (“Secured Party”).

A. Debtor has issued to Secured Party (a) that certain Secured Convertible Promissory Note #1 in the original principal amount of $16,025,000.00 (“Note #1”), and (b) subject to the satisfaction of certain purchase conditions, that certain Secured Convertible Promissory Note #2 in the original principal amount of $10,250,000.00 (“Note #2,” and together with Note #1, the “Notes”).

B. In order to induce Secured Party to extend the credit evidenced by the Notes, Debtor has agreed to enter into this Agreement and to grant Secured Party a security interest in the Collateral (as defined below).

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby agrees with Secured Party as follows:

Definitions and Interpretation. When used in this Agreement, the following terms have the following respective meanings:

“Collateral” has the meaning given to that term in Section 2 hereof.

“Intellectual Property” means all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses (software or otherwise), information, know-how, inventions, discoveries, studies, data, experimental results, published and unpublished works of authorship, processes, any and all other proprietary rights, and all rights corresponding to all of the foregoing throughout the world, now owned and existing or hereafter arising, created or acquired.

“Lien” shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the UCC or comparable law of any jurisdiction.

“Obligations” means (a) all loans, advances, future advances, debts, liabilities and obligations, howsoever arising, owed by Debtor or any of its affiliates and/or subsidiaries to Secured Party or any affiliate of Secured Party of every kind and description, now existing or hereafter arising, created by the Notes, this Agreement, that certain Securities Purchase Agreement of even date herewith, entered into by and between Debtor and Secured Party (the “Purchase Agreement”), any other Transaction Documents (as defined in the Purchase Agreement), any other agreement between Debtor or any affiliate or subsidiary of Secured Party) and Secured Party (or any affiliate of Secured Party) or any other promissory note issued by Debtor (or any affiliate or subsidiary of Debtor) in favor of Secured Party (or any affiliate of Secured Party), any modification or amendment to any of the foregoing, guaranty of payment or other contract or by a quasi-contract, tort, statute or other operation of law, whether incurred or owed directly to Secured Party or as an affiliate of Secured Party or acquired by Secured Party or an affiliate of Secured Party by purchase, pledge or otherwise, (b) all costs and expenses, including attorneys’ fees, reasonably incurred by Secured Party or any affiliate of Secured Party in connection with the Notes or in connection with the collection or enforcement of any portion of the indebtedness, liabilities or obligations described in the foregoing clause (a), (c) the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Agreement, and (d) the performance of the covenants and agreements of Debtor (or any of its affiliates or subsidiaries) contained in this Agreement and all other Transaction Documents.

“Permitted Liens” means (a) Liens for taxes not yet delinquent or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established, (b) purchase money Liens incurred in connection with the acquisition of any Collateral in the ordinary course of business, (c) licenses of intellectual property in connection with joint ventures and other strategic transactions, (d) leases entered into in the ordinary course of business, (e) Liens in favor of Secured Party, and (f) Liens in favor of Silicon Valley Bank.

“UCC” means the Uniform Commercial Code as in effect in the state whose laws would govern the security interest in, including without limitation the perfection thereof, and foreclosure of the applicable Collateral.

Unless otherwise defined herein, all terms defined in the UCC have the respective meanings given to those terms in the UCC.

Grant of Security Interest. As security for the Obligations, Debtor hereby pledges to Secured Party and grants to Secured Party a security interest in all right, title, interest, claims and demands of Debtor in and to the property described in Schedule A hereto, and all replacements, proceeds, products, and accessions thereof (collectively, the “Collateral”).

Authorization to File Financing Statements. Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction or other jurisdiction of Debtor or its subsidiaries any financing statements or documents having a similar effect and amendments thereto that provide any other information required by the Uniform Commercial Code (or similar law of any non-United States jurisdiction, if applicable) of such state or jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Debtor is an organization, the type of organization and any organization identification number issued to Debtor. Debtor agrees to furnish any such information to Secured Party promptly upon Secured Party’s request.

General Representations and Warranties. Debtor represents and warrants to Secured Party that (a) Debtor is the owner of the Collateral and that no other person has any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral, other than Permitted Liens, (b) upon the filing of UCC-1 financing statements with the appropriate state office (or an equivalent in the appropriate foreign office), Secured Party shall have a perfected second-position security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing, except for Permitted Liens, (c) Debtor has received at least a reasonably equivalent value in exchange for entering into this Agreement, (d) Debtor is not insolvent, as defined in any applicable state or federal statute, nor will Debtor be rendered insolvent by the execution and delivery of this Agreement to Secured Party; and (e) as such, this Agreement is a valid and binding obligation of Debtor.

Additional Covenants. Debtor hereby agrees:

to perform all acts that may be necessary to maintain, preserve, protect and perfect in the Collateral, the Lien granted to Secured Party therein, and the perfection and priority of such Lien;

to procure, execute (including endorse, as applicable), and deliver from time to time any endorsements, assignments, financing statements, certificates of title, and all other instruments, documents and/or writings reasonably deemed necessary or appropriate by Secured Party to perfect, maintain and protect Secured Party’s Lien hereunder and the priority thereof;

to provide at least fifteen (15) calendar days prior written notice to Secured Party of any of the following events: (a) any changes or alterations of Debtor’s name, (b) any changes with respect to Debtor’s address or principal place of business, (c) the formation of any subsidiaries of Debtor; or (d) any changes in the location of the Collateral;

upon the occurrence of an Event of Default (as defined in the Notes) under the Notes and, thereafter, at Secured Party’s request, to endorse (up to the outstanding amount under such promissory notes at the time of Secured Party’s request), assign and deliver any promissory notes and all other instruments, documents, or writings included in the Collateral to Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as Secured Party may from time to time specify;

to the extent the Collateral is not delivered to Secured Party pursuant to this Agreement, to keep the Collateral at the principal office of Debtor (unless otherwise agreed to by Secured Party in writing), and not to relocate the Collateral to any other locations without the prior written consent of Secured Party;

not to sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein (other than inventory in the ordinary course of business);

not to, directly or indirectly, allow, grant or suffer to exist any Lien upon any of the Collateral, other than Permitted Liens; and

at any time amounts paid by Secured Party under the Transaction Documents are used to purchase Collateral, Debtor shall perform all acts that may be necessary, and otherwise fully cooperate with Secured Party, to cause (a) any such amounts paid by Secured Party to be disbursed directly to the sellers of any such Collateral, (b) all certificates of title pertaining to such Collateral (as applicable) to be properly filed and reissued to reflect Secured Party’s Lien on such Collateral, and (c) all such reissued certificates of title to be delivered to and held by Secured Party.

Authorized Action by Secured Party. Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact (which appointment is coupled with an interest) and agrees that Secured Party may perform (but Secured Party shall not be obligated to and shall incur no liability to Debtor or any third party for failure so to do) any act which Debtor is obligated by this Agreement to perform, and to exercise such rights and powers as Debtor might exercise with respect to the Collateral, including the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) make any compromise or settlement, and take any action Secured Party deems advisable, with respect to the Collateral; (d) file a copy of this Agreement with any governmental agency, body or authority, at the sole cost and expense of Debtor; (e) insure, process and preserve the Collateral; (f) pay any indebtedness of Debtor relating to the Collateral; (g) execute and file UCC financing statements and other documents, certificates, instruments and agreements with respect to the Collateral or as otherwise required or permitted hereunder; and (h) take any and all appropriate action and execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement; provided, however, that Secured Party shall not exercise any such powers granted pursuant to clauses (a) through (c) above prior to the occurrence of an Event of Default. The powers conferred on Secured Party under this Section 6 are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither Secured Party nor any of its stockholders, directors, officers, managers, employees or agents shall be responsible to Debtor for any act or failure to act, except with respect to Secured Party’s own gross negligence or willful misconduct. Nothing in this Section 6 shall be deemed an authorization for Debtor to take any action that it is otherwise expressly prohibited from undertaking by way of other provision of this Agreement.

Default and Remedies.

Default. Debtor shall be deemed in default under this Agreement upon the occurrence of an Event of Default.

Remedies. Upon the occurrence of any such Event of Default, Secured Party shall have the rights of a secured creditor under the UCC, all rights granted by this Agreement and by law, including, without limiting the foregoing, (a) the right to require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party, and (b) the right to take possession of the Collateral, and for that purpose Secured Party may enter upon premises on which the Collateral may be situated and remove the Collateral therefrom. Debtor hereby agrees that fifteen (15) days’ notice of a public sale of any Collateral or notice of the date after which a private sale of any Collateral may take place is reasonable. In addition, Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of Secured Party’s rights and remedies hereunder, including, without limitation, Secured Party’s right following an Event of Default to take immediate possession of Collateral and to exercise Secured Party’s rights and remedies with respect thereto. Secured Party may also have a receiver appointed to take charge of all or any portion of the Collateral and to exercise all rights of Secured Party under this Agreement. Secured Party may exercise any of its rights under this Section 7.2 without demand or notice of any kind. The remedies in this Agreement, including without limitation this Section 7.2, are in addition to, not in limitation of, any other right, power, privilege, or remedy, either in law, in equity, or otherwise, to which Secured Party may be entitled. No failure or delay on the part of Secured Party in exercising any right, power, or remedy will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. All of Secured Party’s rights and remedies, whether evidenced by this Agreement or by any other agreement, instrument or document shall be cumulative and may be exercised singularly or concurrently.

Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on Secured Party to exercise remedies in a commercially reasonable manner, Debtor acknowledges and agrees that it is not commercially unreasonable for Secured Party (a) to fail to incur expenses reasonably deemed significant by Secured Party to prepare Collateral for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure Secured Party against risks of loss, collection or disposition of Collateral or to provide to Secured Party a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Secured Party in the collection or disposition of any of the Collateral. Debtor acknowledges that the purpose of this Section is to provide non-exhaustive indications of what actions or omissions by Secured Party would fulfill Secured Party’s duties under the UCC in Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section. Without limitation upon the foregoing, nothing contained in this Section shall be construed to grant any rights to Debtor or to impose any duties on Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section.

Marshalling. Secured Party shall not be required to marshal any present or future Collateral for, or other assurances of payment of, the Obligations or to resort to such Collateral or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such Collateral and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, Debtor hereby agrees that it will not invoke any law relating to the marshalling of Collateral which might cause delay in or impede the enforcement of Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Debtor hereby irrevocably waives the benefits of all such laws.

Application of Collateral Proceeds. The proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by Secured Party at the time of, or received by Secured Party after, the occurrence of an Event of Default) shall be paid to and applied as follows:

First, to the payment of reasonable costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys’ fees, incurred or made hereunder by Secured Party;

Second, to the payment to Secured Party of the amount then owing or unpaid on the Notes (to be applied first to accrued interest and fees and second to outstanding principal) and all amounts owed under any of the other Transaction Documents or other documents included within the Obligations; and

Third, to the payment of the surplus, if any, to Debtor, its successors and assigns, or to whosoever may be lawfully entitled to receive the same.

In the absence of final payment and satisfaction in full of all of the Obligations, Debtor shall remain liable for any deficiency.

Miscellaneous.

Notices. Any notice required or permitted hereunder shall be given in the manner provided in the subsection titled “Notices” in the Purchase Agreement, the terms of which are incorporated herein by this reference.

Non-waiver. No failure or delay on Secured Party’s part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

Amendments and Waivers. This Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Debtor and Secured Party. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

Assignment. This Agreement shall be binding upon and inure to the benefit of Secured Party and Debtor and their respective successors and assigns; provided, however, that Debtor may not sell, assign or delegate rights and obligations hereunder without the prior written consent of Secured Party.

Cumulative Rights, etc. The rights, powers and remedies of Secured Party under this Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any applicable law, rule or regulation of any governmental authority, or the Notes, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party’s rights hereunder. Debtor waives any right to require Secured Party to proceed against any person or entity or to exhaust any Collateral or to pursue any remedy in Secured Party’s power.

Partial Invalidity. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

Expenses. Debtor shall pay on demand all reasonable fees and expenses, including reasonable attorneys’ fees and expenses, incurred by Secured Party in connection with the custody, preservation or sale of, or other realization on, any of the Collateral or the enforcement or attempt to enforce any of the Obligations which are not performed as and when required by this Agreement.

Entire Agreement. This Agreement, the Notes, and the other Transaction Documents, taken together, constitute and contain the entire agreement of Debtor and Secured Party with respect to this particular matter and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

Governing Law; Venue. Except as otherwise specifically set forth herein, the parties expressly agree that this Agreement shall be governed solely by the laws of the State of Utah, without giving effect to the principles thereof regarding the conflict of laws; provided, however, that enforcement of Secured Party’s rights and remedies against the Collateral as provided herein will be subject to the UCC. The provisions set forth in the Purchase Agreement to determine the proper venue for any disputes are incorporated herein by this reference.

Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS

WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING ITS RIGHT TO DEMAND TRIAL BY JURY.

Purchase Agreement; Arbitration of Disputes. By executing this Agreement, each party agrees to be bound by the terms, conditions and general provisions of the Purchase Agreement and the other Transaction Documents, including without limitation the Arbitration Provisions (as defined in the Purchase Agreement) set forth as an exhibit to the Purchase Agreement.

Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument. Any electronic copy of a party’s executed counterpart will be deemed to be an executed original.

Further Assurances. Debtor shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as Secured Party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Time of the Essence. Time is expressly made of the essence with respect to each and every provision of this Agreement.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, Secured Party and Debtor have caused this Agreement to be executed as of the day and year first above written.

SECURED PARTY:

Streeterville Capital, LLC

By:

John M. Fife, President

DEBTOR:

Biodesix, Inc.

By:

Scott Hutton, Chief Executive Officer

SCHEDULE A

TO SECURITY AGREEMENT

All right, title, interest, claims and demands of Debtor in and to all of Debtor’s assets owned as of the date hereof and/or acquired by Debtor at any time while the Obligations are still outstanding, including without limitation, the following property:

1.
All equity interests in all wholly- or partially-owned subsidiaries of Debtor.

2.
All customer accounts, insurance contracts, and clients underlying such insurance contracts.

3.
All goods and equipment now owned or hereafter acquired, including, without limitation, all laboratory equipment, growing equipment, computer equipment, office equipment, machinery, containers, fixtures, vehicles, and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

4.
All inventory now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Debtor’s custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Debtor’s books relating to any of the foregoing;

5.
All accounts receivable, contract rights, general intangibles, healthcare insurance receivables, legal claims, payment intangibles and commercial tort claims, now owned or hereafter acquired, including, without limitation, all software and computer programs including source code, methods, goodwill, license agreements, information, any and all other proprietary rights, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer disks, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind and whether in tangible or intangible form or contained on magnetic media readable by machine together with all such magnetic media, and all rights corresponding to all of the foregoing throughout the world, now owned and existing or hereafter arising, created or acquired.

6.
All now existing and hereafter arising accounts, contract rights and all other forms of obligations owing to Debtor arising out of the sale or lease of goods or the rendering of services by Debtor (subject, in each case, to the contractual rights of third parties to require funds received by Debtor to be expended in a particular manner), whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Debtor and Debtor’s books relating to any of the foregoing;

7.
All documents, cash, deposit accounts, letters of credit, letter of credit rights, supporting obligations, certificates of deposit, instruments, chattel paper, electronic chattel paper, tangible chattel paper and investment property, including, without limitation, all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, now owned or hereafter acquired and Debtor’s books relating to the foregoing;

8.
All other assets, goods and personal property of Debtor, wherever located, whether tangible or intangible, and whether now owned or hereafter acquired; and

9.
Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds and products thereof, including, without limitation, insurance, condemnation, requisition or similar payments and the proceeds thereof.

Notwithstanding the foregoing, and for the avoidance of doubt, the foregoing shall expressly exclude all Intellectual Property of Debtor.

EXHIBIT D

SVB SUBORDINATION AGREEMENT

SUBORDINATION AGREEMENT

This Subordination Agreement (the “Agreement”) is made as of May 9, 2022, by and between each of the undersigned creditors (each a “Creditor” and collectively “Creditors”), and SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 (“Bank”).

Recitals

A. BIODESIX, INC., a Delaware corporation (“Borrower”), has requested and/or obtained certain loans or other credit accommodations from Streeterville which are or may be from time to time secured by assets and property of Borrower.

B. Creditor has extended loans or other credit accommodations to Borrower or is otherwise entitled to receive certain payments from Borrower, and/or may extend loans or other credit accommodations to Borrower from time to time.

C. To induce Streeterville to extend credit to Borrower and, at any time or from time to time, at Streeterville’s option, to make such further loans, extensions of credit, or other accommodations to or for the account of Borrower, or to purchase or extend credit upon any instrument or writing in respect of which Borrower may be liable in any capacity, or to grant such renewals or extension of any such loan, extension of credit, purchase, or other accommodation as Streeterville may deem advisable, Creditor is willing to subordinate, subject to the terms of this Agreement: (i) all of Borrower’s indebtedness and obligations to Creditor (including, without limitation, principal, premium (if any), interest, fees, charges, expenses, costs, professional fees and expenses, and reimbursement obligations), plus any dividends and/or distributions or other payments pursuant to call, put, or conversion features in connection with equity securities of Borrower issued to or held by Creditor, whether presently existing or arising in the future (the “Subordinated Debt”) to all of Borrower’s indebtedness and obligations to Streeterville; and (ii) all of Creditor’s security interests, if any, to all of Streeterville’s security interests in Borrower’s property.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. Each Creditor subordinates to Bank any security interest or lien that such Creditor may have in any property of Borrower. Notwithstanding the respective dates of attachment or perfection of the security interests of such Creditor and the security interests of Bank, all now existing and hereafter arising security interests of Bank in any property of Borrower and all proceeds thereof (the “Collateral”), including, without limitation, the “Collateral”, as defined in that certain Loan and Security Agreement dated as of March 19, 2021 (as the same may from time to time be amended, modified, supplemented or restated, including, without limitation, by that certain First Amendment to Loan and Security Agreement dated as of September 30, 2021, by that certain Consent and Second Amendment to Loan and Security Agreement dated as of December 31, 2021, that certain letter agreement re “Loan and Security Agreement dated as of March 19, 2021” dated as of April 1, 2022 and that certain Consent and Third Amendment to Loan and Security Agreement dated as of April 7, 2022, collectively, the “Loan Agreement”) shall at all times be senior to the security interests of such Creditor. Each Creditor hereby (a) acknowledges and consents to (i) Borrower granting to Bank a security interest in the Collateral, (ii) Bank filing any and all financing statements and other documents as deemed necessary by Bank in order to perfect Bank’s security interest in the Collateral, and (iii) the entering into of the Loan Agreement and all documents in connection therewith by Borrower, (b) acknowledges and agrees that the Senior Debt, the entering into of the Loan Agreement and all documents in connection therewith by Borrower, and the security interest granted by Borrower to Bank in the Collateral shall be permitted under the provisions of the Subordinated Debt documents (notwithstanding any provision of the Subordinated Debt documents to the contrary), (c) acknowledges, agrees and covenants that no Creditor shall contest, challenge or dispute the validity, attachment, perfection, priority or enforceability of Bank’s security interest in the Collateral, or the validity, priority or enforceability of the Senior Debt, and (d) acknowledges and agrees that the provisions of this Agreement will apply fully and unconditionally even in the event that Bank’s security interest in the Collateral (or any portion thereof) shall be unperfected.

2. All Subordinated Debt is subordinated in right of payment to all obligations of Borrower to Bank now existing or hereafter arising, including, without limitation, the Obligations (as defined in the Loan Agreement), together with all costs of collecting such obligations (including attorneys’ fees), including, without limitation, all obligations under any agreement in connection with the provision by Bank to Borrower of products and/or credit services facilities, including, without limitation, any letters of credit, cash management services (including, without limitation, merchant services, direct deposit of payroll, business credit cards, and check cashing services), interest rate swap arrangements, and foreign exchange services, all interest accruing after the commencement by or against Borrower of any bankruptcy, reorganization or similar proceeding (such obligations, collectively, the “Senior Debt”).

3. No Creditor will demand or receive from Borrower (and Borrower will not pay to any Creditor) all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will any Creditor exercise any remedy with respect to any property of Borrower, nor will any Creditor accelerate the Subordinated Debt, or commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against Borrower, until such time as (a) the Senior Debt has been fully paid in cash, (b) Bank has no commitment or obligation to lend any further funds to Borrower, and (c) all financing agreements between Bank and Borrower are terminated. Nothing in the foregoing paragraph shall prohibit: (w) Borrower from making any payments in equity securities of Borrower to a Creditor when and as required by the Subordinated Debt, (x) the exchange at any time by a Creditor and Borrower of all or any portion of the Subordinated Debt for equity securities of Borrower pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended, (y) Creditor, following an event of default under the Subordinated Debt, from seeking and receiving injunctive relief from a court prohibiting Borrower from issuing any of its common or preferred stock to any party unless all proceeds from the sale of such common or preferred stock are paid first to Bank until all outstanding obligations owing from Borrower to Bank are satisfied in full in cash and then any remaining proceeds may be distributed to Creditor, and/or (z) a Creditor from converting all or any part of the Subordinated Debt into equity securities of Borrower, provided that, if such securities have any call, put or other conversion features that would obligate Borrower to declare or pay dividends, make distributions, or otherwise pay any money or deliver any other securities or consideration to the holder, each Creditor hereby agrees that Borrower may not declare, pay or make such dividends, distributions or other payments to such Creditor, and such Creditor shall not accept any such dividends, distributions or other payments.

4. Each Creditor shall promptly deliver to Bank in the form received (except for endorsement or assignment by such Creditor where required by Bank) for application to the Senior Debt any payment, distribution, security or proceeds received by such Creditor with respect to the Subordinated Debt other than in accordance with this Agreement.

5. In the event of Borrower’s insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, including, without limitation, any voluntary or involuntary bankruptcy, insolvency, receivership or other similar statutory or common law proceeding or arrangement involving Borrower, the readjustment of its liabilities, any assignment for the benefit of its creditors or any marshalling of its assets or liabilities (each, an “Insolvency Proceeding”), (a) this Agreement shall remain in full force and effect in accordance with Section 510(a) of the United States Bankruptcy Code, (b) the Collateral shall include, without limitation, all Collateral arising during or after any such Insolvency Proceeding, and (c) Bank’s claims against Borrower and the estate of Borrower shall be paid in full before any payment is made to any Creditor.

6. Each Creditor shall give Bank prompt written notice of the occurrence of any default or event of default under any document, instrument or agreement evidencing or relating to the Subordinated Debt, and shall, simultaneously with giving any notice of default to Borrower, provide Bank with a copy of any notice of default given to Borrower. Each Creditor acknowledges and agrees that any default or event of default under the Subordinated Debt documents shall be deemed to be a default and an event of default under the Senior Debt documents.

7. Until the Senior Debt has been fully paid in cash and Bank’s agreements to lend any funds to Borrower have been terminated, Each Creditor irrevocably appoints Bank as such Creditor’s attorney-in-fact, and grants to Bank a power of attorney with full power of substitution, in the name of such Creditor or in the name of Bank, for the use and benefit of Bank, without notice to such Creditor, to perform at Bank’s option the following acts in any Insolvency Proceeding involving Borrower:

a) To file the appropriate claim or claims in respect of the Subordinated Debt on behalf of such Creditor if such Creditor does not do so prior to 30 days before the expiration of the time to file claims in such Insolvency Proceeding and if Bank elects, in its sole discretion, to file such claim or claims; and

b) To accept or reject any plan of reorganization or arrangement on behalf of such Creditor and to otherwise vote such Creditor’s claims in respect of any Subordinated Debt in any manner that Bank deems appropriate for the enforcement of its rights hereunder.

In addition to and without limiting the foregoing: (x) until the Senior Debt has been fully paid in cash and Bank’s agreements to lend any funds to Borrower have been terminated, no Creditor shall commence or join in any involuntary bankruptcy petition or similar judicial proceeding against Borrower, and (y) if an Insolvency Proceeding occurs: (i) no Creditor shall assert, without the prior written consent of Bank, any claim, motion, objection or argument in respect of the Collateral in connection with any Insolvency Proceeding which could otherwise be asserted or raised in connection with such Insolvency Proceeding, including, without limitation, any claim, motion, objection or argument seeking adequate protection or relief from the automatic stay in respect of the Collateral, (ii) Bank may consent to the use of cash collateral on such terms and conditions and in such amounts as it shall in good faith determine without seeking or obtaining the consent of any Creditor as (if applicable) holder of an interest in the Collateral, (iii) if use of cash collateral by Borrower is consented to by Bank, no Creditor shall oppose such use of cash collateral on the basis that such Creditor’s interest in the Collateral (if any) is impaired by such use or inadequately protected by such use, or on any other ground, and (iv) no Creditor shall object to, or oppose, any sale or other disposition of any assets comprising all or part of the Collateral, free and clear of security interests, liens and claims of any party, including such Creditor, under Section 363 of the United States Bankruptcy Code or otherwise, on the basis that the interest of such Creditor in the Collateral (if any) is impaired by such sale or inadequately protected as a result of such sale, or on any other ground (and, if requested by Bank, such Creditor shall affirmatively and promptly consent to such sale or disposition of such assets), if Bank has consented to, or supports, such sale or disposition of such assets.

8. Each Creditor represents and warrants that such Creditor has provided Bank with true and correct copies of all of the documents evidencing or relating to the Subordinated Debt. Each Creditor shall immediately affix a legend to the instruments evidencing the Subordinated Debt stating that the instruments are subject to the terms of this Agreement. By the execution of this Agreement, each Creditor hereby authorizes Bank to amend any financing statements filed by such Creditor against Borrower as follows: “In accordance with a certain Subordination Agreement by and among the Secured Party, the Debtor and Silicon Valley Bank, the Secured Party has subordinated any security interest or lien that Secured Party may have in any property of the Debtor to the security interest of Silicon Valley Bank in all assets of the Debtor, notwithstanding the respective dates of attachment or perfection of the security interest of the Secured Party and Silicon Valley Bank.”

9. No amendment of the documents evidencing or relating to the Subordinated Debt shall directly or indirectly modify the provisions of this Agreement in any manner which might terminate or impair the subordination of the Subordinated Debt or the subordination of the security interests or liens that Creditors may have in any property of Borrower. By way of example, such instruments shall not be amended to (a) increase the rate of interest with respect to the Subordinated Debt, or (b) accelerate the payment of the principal or interest or any other portion of the Subordinated Debt. Bank shall have the sole and exclusive right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of property of Borrower except in accordance with the terms of the Senior Debt. Upon written notice from Bank to Creditors of Bank's agreement to release its lien on all or any portion of the Collateral in connection with the sale, transfer or other disposition thereof by Bank (or by Borrower with consent of Bank), each Creditor shall be deemed to have also, automatically and simultaneously, released its lien on the Collateral, and each Creditor shall upon written request by Bank, immediately take such action as shall be necessary or appropriate to evidence and confirm such release. All proceeds resulting from any such sale, transfer or other disposition shall be applied first to the Senior Debt until payment in full thereof, with the balance, if any, to the Subordinated Debt, or to any other entitled party. If any Creditor fails to release its lien as required hereunder, such Creditor hereby appoints Bank as attorney in fact for such Creditor with full power of substitution to release such Creditor's liens as provided hereunder. Such power of attorney being coupled with an interest shall be irrevocable.

10. All necessary action on the part of each Creditor, its officers, directors, partners, members and shareholders, as applicable, necessary for the authorization of this Agreement and the performance of all obligations of such Creditor hereunder has been taken. This Agreement constitutes the legal, valid and binding obligation of each Creditor, enforceable against each Creditor in accordance with its terms. The execution, delivery and performance of and compliance with this Agreement by each Creditor will not (a) result in any material violation or default of any term of any of such Creditor’s charter, formation or other organizational documents (such as Articles or Certificate of Incorporation, bylaws, partnership agreement, operating agreement, etc.) or (b) violate any material applicable law, rule or regulation.

11. If, at any time after payment in full of the Senior Debt any payments of the Senior Debt must be disgorged by Bank for any reason (including, without limitation, any Insolvency Proceeding), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and each Creditor shall immediately pay over to Bank all payments received with respect to the Subordinated Debt to the extent that such payments would have been prohibited hereunder. At any time and from time to time, without notice to any Creditor, Bank may take such actions with respect to the Senior Debt as Bank, in its sole discretion, may deem appropriate, including, without limitation, terminating advances to Borrower, increasing the principal amount, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Debt and any collateral securing the Senior Debt, and enforcing or failing to enforce any rights against Borrower or any other person. No such action or inaction shall impair or otherwise affect Bank’s rights hereunder. Each Creditor waives any benefits of California Civil Code Sections 2809, 2810, 2819, 2845, 2847, 2848, 2849, 2850, 2899 and 3433.

12. This Agreement shall bind any successors or assignees of Creditors and shall benefit any successors or assigns of Bank, provided, however, each Creditor agrees that, prior and as conditions precedent to each Creditor assigning all or any portion of the Subordinated Debt: (a) each Creditor shall give Bank prior written notice of such assignment, and (b) such successor or assignee, as applicable, shall execute a written agreement whereby such successor or assignee expressly agrees to assume and be bound by all terms and conditions of this Agreement with respect to such Creditor. This Agreement shall remain effective until terminated in writing by Bank. This Agreement is solely for the benefit of Creditors and Bank and not for the benefit of Borrower or any other party. Each Creditor further agrees that if Borrower is in the process of refinancing any portion of the Senior Debt with a new lender, and if Bank makes a request of Creditors, Creditors shall agree to enter into a new subordination agreement with the new lender on substantially the terms and conditions of this Agreement.

13. Each Creditor hereby agrees to execute such documents and/or take such further action as Bank may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement, including, without limitation, ratifications and confirmations of this Agreement from time to time hereafter, as and when requested by Bank.

14. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

15. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth/State of California, without giving effect to conflicts of laws principles. Creditors and Bank submit to the exclusive jurisdiction of the state and federal courts located in Santa Clara County, California in any action, suit, or proceeding of any kind, against it which arises out of or by reason of this Agreement. CREDITORS AND BANK WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY, if the above waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, mutually selected by the parties (or, if they cannot agree, by the Presiding Judge of the Santa Clara County, California Superior Court) appointed in accordance with California Code of Civil Procedure Section 638 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts), sitting without a jury, in Santa Clara County, California; and the parties hereby submit to the jurisdiction of such court. The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers. All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Santa Clara County, California Superior Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and order applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to the California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

16. This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. No Creditor is relying on any representations by Bank or Borrower in entering into this Agreement, and each Creditor has kept and will continue to keep itself fully apprised of the financial and other condition of Borrower. This Agreement may be amended only by written instrument signed by Creditors and Bank.

17. In the event of any legal action to enforce the rights of a party under this Agreement, the party prevailing in such action shall be entitled, in addition to such other relief as may be granted, all reasonable costs and expenses, including reasonable attorneys’ fees, incurred in such action.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

“Bank”

SILICON VALLEY BANK

By:___________________________________

Name:_________________________________

Title:__________________________________

“Creditor”

STREETERVILLE CAPITAL, LLC, a Utah limited liability company

By: ___________________________________

John M. Fife, President

The undersigned approves of the terms of this Agreement.

“Borrower”

BIODESIX, INC.

By:___________________________________

Name:_________________________________

Title:__________________________________

JOINDER TO SUBORDINATION AGREEMENT

The undersigned hereby agrees to become a party in the capacity of a “Creditor” to that certain Subordination Agreement dated as of __________________, 2022, by and among SILICON VALLEY BANK, a California corporation (“Bank”), and the parties identified on the signature pages thereto as Creditors with respect to debt owing to Bank and Creditors by BIODESIX, INC., a Delaware corporation (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Subordination Agreement”), and to be bound by the terms and conditions thereof in such capacity effective as of the date thereof. The undersigned hereby makes all representations and warranties contained in the Subordination Agreement to Bank as of the date hereof. The undersigned hereby authorizes this Joinder to be attached as a counterpart signature page to the Subordination Agreement and hereby designates the address below as the undersigned’s notice for address under the Subordination Agreement.

“Creditor”
By: Address: Attention: Phone: Fax: Email: Date of Signature:

EXHIBIT E

INDI SUBORDINATION AGREEMENT

SUBORDINATION AGREEMENT

This Subordination Agreement (the “Agreement”) is made as of May 9, 2022, by and between Integrated Diagnostics, Inc., a Delaware corporation (the “Creditor”), and Streeterville Capital, LLC, a Utah limited liability company, with its principal place of business at 303 East Wacker Drive, Suite 1040, Chicago, Illinois 60601 (“Streeterville”).

Recitals

A.
BIODESIX, INC., a Delaware corporation (“Borrower”), has requested and/or obtained certain loans or other credit accommodations from Streeterville which are or may be from time to time secured by assets and property of Borrower.

B. Creditor has extended loans or other credit accommodations to Borrower or is otherwise entitled to receive certain payments from Borrower, and/or may extend loans or other credit accommodations to Borrower from time to time.

C. To induce Streeterville to extend credit to Borrower and, at any time or from time to time, at Streeterville’s option, to make such further loans, extensions of credit, or other accommodations to or for the account of Borrower, or to purchase or extend credit upon any instrument or writing in respect of which Borrower may be liable in any capacity, or to grant such renewals or extension of any such loan, extension of credit, purchase, or other accommodation as Streeterville may deem advisable, Creditor is willing to subordinate, subject to the terms of this Agreement: (i) all of Borrower’s indebtedness and obligations to Creditor (including, without limitation, principal, premium (if any), interest, fees, charges, expenses, costs, professional fees and expenses, and reimbursement obligations), plus any dividends and/or distributions or other payments pursuant to call, put, or conversion features in connection with equity securities of Borrower issued to or held by Creditor, whether presently existing or arising in the future (the “Subordinated Debt”) to all of Borrower’s indebtedness and obligations to Streeterville; and (ii) all of Creditor’s security interests, if any, to all of Streeterville’s security interests in Borrower’s property.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. Creditor subordinates to Streeterville any security interest or lien that Creditor may have in any property of Borrower. Notwithstanding the respective dates of attachment or perfection of the security interests of Creditor and the security interests of Streeterville, all now existing and hereafter arising security interests of Streeterville in any property of Borrower and all proceeds thereof (the “Collateral”), including, without limitation, the “Collateral”, as defined in that certain Security Agreement by and between Streeterville and Borrower, entered into in connection with that certain Securities Purchase Agreement, a Secured Convertible Promissory Note #1 in the original principal amount of $16,025,000.00, subject to the satisfaction of certain purchase conditions, a Secured Convertible Promissory Note #2 in the original principal amount of $10,250,000.00, a Subordination Agreement by and between Silicon Valley Bank and Streeterville, this Agreement, all dated as of April __, 2022, and all other agreements, certificates, instruments and documents being or to be executed and delivered under or in connection therewith (collectively, the “Transaction Documents”) shall at all times be senior to the security interests of Creditor. Creditor hereby (a) acknowledges and consents to (i) Borrower granting to Streeterville a security interest in the Collateral, (ii) Streeterville filing any and all financing statements and other documents as deemed necessary by Streeterville in order to perfect Streeterville’s first position security interest in the Collateral, and (iii) the entering into of the Transaction Documents and all documents in connection therewith by Borrower, (b) acknowledges and agrees that the Senior Debt (defined below), the entering into of the Transaction Documents and all documents in connection therewith by Borrower, and the security interest granted by Borrower to Streeterville in the Collateral shall be permitted under the provisions of the Subordinated Debt documents (notwithstanding any provision of the Subordinated Debt documents to the contrary), (c) acknowledges, agrees and covenants that Creditor shall not contest, challenge or dispute the validity, attachment, perfection, priority or enforceability of Streeterville’s security interest in the Collateral, or the validity, priority or enforceability of the Senior Debt, and (d) acknowledges and agrees that the provisions of this Agreement will apply fully and unconditionally even in the event that Streeterville’s security interest in the Collateral (or any portion thereof) shall be unperfected. For the avoidance of doubt, nothing in this Agreement shall prohibit Borrower from granting to Creditor a security interest in the Collateral, provided that such security interest is subject to the terms of this Agreement, and Streeterville hereby (a) acknowledges and consents to (i) Borrower granting to Creditor a security interest in the Collateral, (ii) Creditor filing any and all financing statements and other documents as deemed necessary by Creditor in order to perfect Creditor’s security interest in the Collateral, and (iii) the entering into of any documents in connection therewith by Borrower, (b) acknowledges and agrees that the Subordinated Debt and the security interest granted by Borrower to Creditor in the Collateral shall be permitted under the provisions of the Senior Debt documents (notwithstanding any provision of the Senior Debt documents to the contrary), and (c) acknowledges, agrees and covenants that Streeterville shall not contest, challenge or dispute the validity, attachment, perfection or enforceability of Creditor’s security interest in the Collateral, or the validity or enforceability of the Subordinated Debt.

2. All Subordinated Debt is subordinated in right of payment to all obligations of Borrower to Streeterville now existing or hereafter arising, including without limitation under the Transaction Documents, together with all costs of collecting such obligations (including attorneys’ fees), including, without limitation, all obligations under any agreement in connection with the provision by Streeterville to Borrower of products and/or credit services facilities, including, without limitation, any letters of credit, cash management services (including, without limitation, merchant services, direct deposit of payroll, business credit cards, and check cashing services), interest rate swap arrangements, and foreign exchange services, all interest accruing after the commencement by or against Borrower of any bankruptcy, reorganization or similar proceeding (such obligations, collectively, the “Senior Debt”). Notwithstanding any provision in this Agreement or any of the Senior Debt documents to the contrary, Creditor is permitted to receive the Installment Payments (under and as defined in Amendment No. 3 to Asset Purchase Agreement and Plan of Reorganization, entered into as of April 7, 2022, amending that certain Asset Purchase Agreement and Plan of Reorganization, dated June 30, 2018, by and among Borrower, Creditor, and IND Funding LLC (“Amendment No. 3”)), the schedule of which is set forth on Exhibit A hereto (the “Indi Payment Schedule”), provided that Borrower is not in default under any of the Transaction Documents and any payments made to Creditor by Borrower do not exceed the amounts set forth in the Indi Payment Schedule. Neither Borrower nor Creditor may make any changes to the Indi Payment Schedule without the prior written consent of Streeterville.

3. With the exception of payments set forth on the Indi Payment Schedule, Creditor will not demand or receive from Borrower (and Borrower will not pay to any Creditor) all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will any Creditor exercise any remedy with respect to any property of Borrower, nor will any Creditor accelerate the Subordinated Debt, or commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against Borrower, until such time as (a) the Senior Debt has been fully paid in cash, (b) Streeterville has no commitment or obligation to lend any further funds to Borrower, and (c) all financing agreements between Streeterville and Borrower are terminated. Nothing in the foregoing paragraph shall prohibit filing any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of Creditor, including any claims secured by the Collateral, if any, in each case in accordance with the terms of this Agreement.

4. Creditor shall promptly deliver to Streeterville in the form received (except for endorsement or assignment by Creditor where required by Streeterville) for application to the Senior Debt any payment, distribution, security or proceeds received by Creditor with respect to the Subordinated Debt other than in accordance with this Agreement. For the avoidance of doubt, the preceding sentence shall not apply to payments set forth on the Indi Payment Schedule.

5. In the event of Borrower’s insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, including, without limitation, any voluntary or involuntary bankruptcy, insolvency, receivership or other similar statutory or common law proceeding or arrangement involving Borrower, the readjustment of its liabilities, any assignment for the benefit of its creditors or any marshalling of its assets or liabilities (each, an “Insolvency Proceeding”), (a) this Agreement shall remain in full force and effect in accordance with Section 510(a) of the United States Bankruptcy Code, (b) the Collateral shall include, without limitation, all Collateral arising during or after any such Insolvency Proceeding, and (c) Streeterville’s claims against Borrower and the estate of Borrower shall be paid in full before any payment is made to any Creditor.

6. Creditor shall give Streeterville prompt written notice of the occurrence of any default or event of default under any document, instrument or agreement evidencing or relating to the Subordinated Debt, and shall, simultaneously with giving any notice of default to Borrower, provide Streeterville with a copy of any notice of default given to Borrower. Creditor acknowledges and agrees that any default or event of default under the Subordinated Debt documents shall be deemed to be a default and an event of default under the Senior Debt documents.

7. Until the Senior Debt has been fully paid and Streeterville’s agreements to lend any funds to Borrower have been terminated, Creditor irrevocably appoints Streeterville as Creditor’s attorney-in-fact, and grants to Streeterville a power of attorney with full power of substitution, in the name of Creditor or in the name of Streeterville, for the use and benefit of Streeterville, to file the appropriate claim or claims in any Insolvency Proceeding in respect of the Subordinated Debt on behalf of Creditor if Creditor does not do so prior to 15 days before the expiration of the time to file claims in such Insolvency Proceeding and if Streeterville elects, in its sole discretion, to file such claim or claims. In addition to and without limiting the foregoing, until the Senior Debt has been fully paid in cash and Streeterville’s agreements to lend any funds to Borrower have been terminated: (x) Creditor shall not commence or join in any involuntary bankruptcy petition or similar judicial proceeding against Borrower, and (y) if an Insolvency Proceeding occurs: (i) Creditor shall not assert, without the prior written consent of Streeterville, any claim, motion, objection or argument in respect of the Collateral in connection with any Insolvency Proceeding which could otherwise be asserted or raised in connection with such Insolvency Proceeding, including, without limitation, any claim, motion, objection or argument seeking adequate protection or relief from the automatic stay in respect of the Collateral, (ii) Streeterville may consent to the use of cash collateral on such terms and conditions and in such amounts as it shall in good faith determine without seeking or obtaining the consent of any Creditor as (if applicable) holder of an interest in the Collateral, (iii) if use of cash collateral by Borrower is consented to by Streeterville, Creditor shall not oppose such use of cash collateral on the basis that Creditor’s interest in the Collateral (if any) is impaired by such use or inadequately protected by such use, or on any other ground, and (iv) Creditor shall not object to, or oppose, any sale or other disposition of any assets comprising all or part of the Collateral, free and clear of security interests, liens and claims of any party, including Creditor, under Section 363 of the United States Bankruptcy Code or otherwise, on the basis that the interest of Creditor in the Collateral (if any) is impaired by such sale or inadequately protected as a result of such sale, or on any other ground (and, if requested by Streeterville, Creditor shall affirmatively and promptly consent to such sale or disposition of such assets), if Streeterville has consented to, or supports, such sale or disposition of such assets. Notwithstanding anything to the contrary herein, in any Insolvency Proceeding, (w) if Streeterville is granted adequate protection consisting of additional collateral (with replacement liens on such collateral) and/or superpriority claims in connection with any financing or use of cash collateral, then in connection with such financing or use of cash collateral Creditor may seek or accept adequate protection consisting solely of (i) a replacement lien on the same additional collateral, subordinated to Streeterville’s liens on the same basis as Creditor’s liens are subordinated to Streeterville’s liens under this Agreement, (ii) superpriority claims junior in all respects to the superpriority claims of Streeterville, and (iii) cash payments with respect to current fees and expenses, provided that (A) Streeterville is also granted cash payments with respect to current fees and expenses and (B) Streeterville may object to the amounts of fees and expenses sought by Creditor; (x) Streeterville agrees that Creditor shall have the right to credit bid under Section 363(k) of the Bankruptcy Code with respect to any disposition of Collateral, provided that the Senior Debt is paid in cash in full in connection with any such credit bid by Creditor; (y) Creditor retains the right to object to any provision in any financing that requires specific and material terms of a plan of reorganization other than terms for a sale, liquidation or other disposition of Collateral; and (z) Creditor may otherwise exercise rights and remedies as an unsecured creditor in accordance with the terms of the Subordinated Debt and applicable law, in each case subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on Creditor imposed hereby.

8. Creditor represents and warrants that Creditor has provided Streeterville with true and correct copies of all of the documents evidencing or relating to the Subordinated Debt. Creditor shall immediately affix a legend to the instruments evidencing the Subordinated Debt stating that the instruments are subject to the terms of this Agreement. By the execution of this Agreement, Creditor hereby authorizes Streeterville to amend any financing statements filed by Creditor against Borrower as follows: “In accordance with a certain Subordination Agreement by and among the Secured Party, the Debtor and Streeterville Capital, LLC (“Streeterville”), the Secured Party has subordinated any security interest or lien that Secured Party may have in any property of the Debtor to the security interest of Streeterville in all assets of the Debtor, notwithstanding the respective dates of attachment or perfection of the security interest of the Secured Party and Streeterville.”

9. No amendment of the documents evidencing or relating to the Subordinated Debt shall directly or indirectly modify the provisions of this Agreement in any manner which might terminate or impair the subordination of the Subordinated Debt or the subordination of the security interests or liens that Creditor may have in any property of Borrower. By way of example, such instruments shall not be amended to (a) increase the rate of interest with respect to the Subordinated Debt, or (b) accelerate the payment of the principal or interest or any other portion of the Subordinated Debt. Streeterville shall have the sole and exclusive right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of property of Borrower except in accordance with the terms of the Senior Debt. Upon written notice from Streeterville to Creditor of Streeterville’s agreement to release its lien on all or any portion of the Collateral in connection with the sale, transfer or other disposition thereof by Streeterville (or by Borrower with consent of Streeterville), Creditor shall be deemed to have also, automatically and simultaneously, released its lien on the Collateral, and Creditor shall upon written request by Streeterville, immediately take such action as shall be necessary or appropriate to evidence and confirm such release. All proceeds resulting from any sale, transfer or other disposition shall be applied first to the Senior Debt until payment in full thereof, with the balance, if any, to the Subordinated Debt, or to any other entitled party. If Creditor fails to release its lien as required hereunder, Creditor hereby appoints Streeterville as attorney in fact for Creditor with full power of substitution to release Creditor's liens as provided hereunder. Such power of attorney being coupled with an interest shall be irrevocable.

10.
All necessary action on the part of Creditor, its officers, directors, partners, members and shareholders, as applicable, necessary for the authorization of this Agreement and the performance of all obligations of Creditor hereunder has been taken. This Agreement constitutes the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms. The execution, delivery and performance of and compliance with this Agreement by Creditor will not (a) result in any material violation or default of any term of any of Creditor’s charter, formation or other organizational documents (such as Articles or Certificate of Incorporation, bylaws, partnership agreement, operating agreement, etc.) or (b) violate any material applicable law, rule or regulation.

11. If, at any time after payment in full of the Senior Debt any payments of the Senior Debt must be disgorged by Streeterville for any reason (including, without limitation, any Insolvency Proceeding), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and Creditor shall immediately pay over to Streeterville all payments received with respect to the Subordinated Debt to the extent that such payments would have been prohibited hereunder. At any time and from time to time, without notice to any Creditor, Streeterville may take such actions with respect to the Senior Debt as Streeterville, in its sole discretion, may deem appropriate, including, without limitation, terminating advances to Borrower, increasing the principal amount, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Debt and any collateral securing the Senior Debt, and enforcing or failing to enforce any rights against Borrower or any other person. No such action or inaction shall impair or otherwise affect Streeterville’s rights hereunder. Creditor waives any benefits of California Civil Code Sections 2809, 2810, 2819, 2845, 2847, 2848, 2849, 2850, 2899 and 3433 or any other similar sections under Utah law.

12. This Agreement shall bind any successors or assignees of Creditor and shall benefit any successors or assigns of Streeterville, provided, however, Creditor agrees that, prior and as conditions precedent to Creditor assigning all or any portion of the Subordinated Debt: (a) Creditor shall give Streeterville prior written notice of such assignment, and (b) such successor or assignee, as applicable, shall execute a written agreement whereby such successor or assignee expressly agrees to assume and be bound by all terms and conditions of this Agreement with respect to Creditor. This Agreement shall remain effective until terminated in writing by Streeterville. This Agreement is solely for the benefit of Creditor and Streeterville and not for the benefit of Borrower or any other party. Creditor further agrees that if Borrower is in the process of refinancing any portion of the Senior Debt with a new lender, and if Streeterville makes a request of Creditor, Creditor shall agree to enter into a new subordination agreement with the new lender on substantially the terms and conditions of this Agreement.

13. Creditor hereby agrees to execute such documents and/or take such further action as Streeterville may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement, including, without limitation, ratifications and confirmations of this Agreement from time to time hereafter, as and when requested by Streeterville.

14. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

15. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah, without giving effect to conflicts of laws principles. Creditor and Streeterville submit to the exclusive jurisdiction of the state and federal courts located in Salt Lake County, Utah in any action, suit, or proceeding of any kind, against it which arises out of or by reason of this Agreement. CREDITOR AND STREETERVILLE WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

16. This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. No Creditor is relying on any representations by Streeterville or Borrower in entering into this Agreement, and Creditor has kept and will continue to keep itself fully apprised of the financial and other condition of Borrower. This Agreement may be amended only by written instrument signed by Creditor and Streeterville.

17. In the event of any legal action to enforce the rights of a party under this Agreement, the party prevailing in such action shall be entitled, in addition to such other relief as may be granted, all reasonable costs and expenses, including reasonable attorneys’ fees, incurred in such action.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

“Streeterville”

STREETERVILLE CAPITAL, LLC

By: ___________________________________

John M. Fife, President

“Creditor”

INTEGRATED DIAGNOSTICS, INC.

By:___________________________________

Name:_________________________________

Title:__________________________________

The undersigned approves of the terms of this Agreement.

“Borrower”

BIODESIX, INC.

By:___________________________________

Name:_________________________________

Title:__________________________________

EXHIBIT A

[Indi Payment Schedule]

•
The first Installment Payment, in the amount of $4,625,000, shall be payable on January 3, 2022.
•
The next five Installment Payments, in the amounts of $2,000,000 each, shall be payable on the first business day of each of the next five calendar quarters, beginning on April 1, 2022.
•
The next three Installment Payments, in the amounts of $3,000,000 each, shall be payable on the first day of each of the next three calendar quarters, beginning on July 1, 2023.
•
The next Installment Payment, in the amount of $5,000,000, shall be payable on April 1, 2024.
•
The next Installment Payment, in the amount of $8,374,872.57 shall be payable on July 1, 2024.
•
The last Installment Payment, in the amount of $6,075,000 shall be payable on October 1, 2024.

All payments shall accrue interest at a stated rate of 10% on the unpaid balance of each payment, as set forth in Amendment No. 3.

EXHIBIT F

IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

On file with Investor.

EXHIBIT G

OFFICER’S CERTIFICATE

On file with Investor.

EXHIBIT H

SHARE ISSUANCE RESOLUTION

On file with Investor.